Exhibit 10.15

ASSIGNMENT OF SUBLEASE AND CONSENT OF LANDLORD

THIS ASSIGNMENT OF SUBLEASE AND CONSENT OF LANDLORD (this “Assignment”), dated as of June 1, 2014, is entered into by and between NAPO PHARMACEUTICALS, INC., a Delaware corporation (“Current Subtenant”) and JAGUAR ANIMAL HEALTH, INC., a Delaware corporation (“New Subtenant”).  Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Lease, First Amendment to Sublease Agreement, and Second Amendment to Sublease Agreement, as those terms are hereinafter defined.

RECITALS

A.                                    BCCI CONSTRUCTION COMPANY, a California corporation (“Sublandlord”) leases certain premises from SPF CHINA BASIN HOLDINGS, LLC, a Delaware limited liability company (“Landlord”), located at 185 Berry Street, San Francisco, California (the “Building”), pursuant to an Office Lease dated April 3, 2002, as amended by that certain First Amendment to Office Lease dated April 27, 2007 (collectively, the “Lease”).

B.                                    Current Subtenant leases from Sublandlord a portion of the Leased Premises comprising approximately 3,125 rentable square feet (the “Subleased Premises”) on the terms and conditions of that certain Sublease Agreement dated December 15, 2009 (the “Original Sublease”), as amended by that certain First Amendment to Sublease Agreement dated as of November 15, 2011 (the “First Amendment to Sublease”), and as further amended by that certain Second Amendment to Sublease Agreement dated as of September 18, 2012 (the “Second Amendment to Sublease”) (the Original Sublease, as amended by the First Amendment to Sublease and Second Amendment to Sublease, being referred to herein as the, the “Sublease”).  Landlord consented to the Sublease pursuant to that certain Consent to Sublease Agreement dated as of December 31, 2009, pursuant to that certain Consent to First Amendment to Sublease Agreement dated as of November 15 2011, and pursuant to that certain Consent to Second Amendment to Sublease dated as of November 20, 2012 (collectively, the “Consent”).

C.                                    The current expiration of the Sublease Term is June 30, 2015.

D.                                    Current Subtenant and New Subtenant desire to effect an assignment and assumption of Sublease (the “Assignment”).  Current Subtenant has requested Landlord and Sublandlord’s consent to the Assignment.

TERMS

NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual covenants, promises, conditions and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

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1.                                      Assignment of Sublease.

(a)                                 Current Subtenant hereby assigns all of its right, title, and interest in and to the Sublease to New Subtenant and New Subtenant assumes all of Current Subtenant’s obligations, as Subtenant under the Sublease whether occurring before or after the date hereof.  Such assignment and assumption of the Sublease shall not relieve Subtenant of any obligations under the Sublease.

2.                                      Landlord’s Approval.  By its execution hereof, Landlord and Sublandlord hereby consent to the terms of this Assignment as provided herein, subject to the terms and conditions of the Sublease.  The terms and conditions of the Consent shall likewise continue to apply to the Sublease as so assigned, and Assignee hereby consents to and agrees to be bound by all of the terms and conditions of the Consent.

3.                                      Entire Agreement and Incorporation.

(a)                                 This Assignment contains the entire agreement of Current Subtenant and New Subtenant with respect to the subject matter hereof.  It is agreed that there are no oral agreements between Current Subtenant and New Subtenant affecting the Assignment, as hereby amended, and this Assignment supersedes and cancels any and all previous negotiations, representations, agreements and understandings, if any, between Current Subtenant, New Subtenant, Sublandlord, and Landlord and their respective agents with respect to the subject matter hereof, and none shall be used to interpret or construe the Sublease as amended hereby.

(b)                                 Except as expressly amended hereby, the Sublease remains unmodified and in full force and effect.

4.                                      Counterparts.  This Assignment may be executed in multiple counterparts, and by each party on separate counterparts, each of which shall be deemed to be an original but all of which shall together constitute one agreement.  Delivery by any party of an electronic or facsimile copy of such party’s original, wet-ink signature shall be fully effective as if such original, wet-ink signature had been delivered.

[Execution Page Follows.]

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IN WITNESS WHEREOF, the parties have executed this Assignment as of the date and year first above written.

SUBLANDLORD:	BCCI CONSTRUCTION COMPANY, INC.,
a California corporation

	By:	/s/ Michael Scribner
	Name:	Michael Scribner
	Title:	President

CURRENT SUBTENANT:	NAPO PHARMACEUTICALS, INC.,
a Delaware corporation

	By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	CEO

NEW SUBTENANT:	JAGUAR ANIMAL HEALTH, INC.,
a Delaware corporation

	By:	/s/ Charles O. Thompson
	Name:	Charles O. Thompson
	Title:	CFO

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IN WITNESS WHEREOF, the parties have executed this Assignment as of the date and year first above written.

LANDLORD:	SPF CHINA BASIN HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Karen Wilbrecht
	Name:	Karen Wilbrecht
	Title:	Vice President

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EXHIBIT A

Sublease

SUBLEASE AGREEMENT

THIS SUBLEASE (“Sublease”) is made as of the 15th day of December, 2009, by and between BCCI CONSTRUCTION COMPANY, a California corporation (“Sublandlord”), and NAPO PHARMACEUTICALS, INC., a Delaware corporation (“Subtenant”).

BACKGROUND

A.                                    Sublandlord leases certain premises from China Basin/San Francisco, LLC, a Delaware limited liability company (“Landlord”), located at 185 Berry Street, San Francisco, California (the “Building”), pursuant to an Office Lease dated April 3, 2002, as amended by that certain First Amendment to Office Lease dated April 27, 2007 (collectively, the “Prime Lease”; and the premised demised thereunder to Sublandlord, as “Tenant,” being referred to herein as the “Leased Premises”).  A true and correct copy of the Prime Lease is attached hereto and made a part hereof as Exhibit “A”.

B.                                    Subtenant desires to lease from Sublandlord, and Sublandlord desires to lease to Subtenant, a portion of the Leased Premises in accordance with the terms and conditions hereinafter set forth.

TERMS

NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual covenants, promises, conditions and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to.be legally bound hereby, covenant and agree as follows:

A.                                    Definitions.  Capitalized terms used in this Sublease and not otherwise defined herein shall have the same meaning ascribed to them in the Prime Lease.

B.                                    Sublease Term and Subleased Premises.

1.                                      Sublease Term.  Sublandlord hereby subleases to Subtenant and Subtenant hereby rents front Sublandlord the Subleased Premises (as defined hereinbelow) for a term (the “Sublease Term”) commencing on the, date (referred to herein as the “Sublease Commencement Date”) that is the later of January 4, 2010 or date of Subtenant’s receipt of a fully executed sublease consent agreement from Landlord.  The Sublease Term, unless terminated earlier pursuant to the terms hereof, shall automatically terminate, without the necessity of notice from either party, at midnight on June 30, 2011.

2.                                      Subleased Premises.  Pursuant to this Sublease, Sublandlord shall sublease to Subtenant approximately 3,125 rentable square feet of the Leased Premises, as more particularly located and configured as shown in the floor plan attached hereto as Exhibit “B” (“Subleased Premises”).  Prior to the execution of this Sublease, each of Sublandlord and Subtenant have been given the opportunity to measure the square footage of the Subleased Premises and have agreed upon the load factor attributable to the Subleased Premises.  Based thereon, Sublandlord and Subtenant agree that the rentable square footage of the Subleased Premises is final and binding between the Sublandlord and Subtenant.

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C.                                    Rent.  “Rent” shall include both the Sublease Base Rent and the Sublease Additional Rent as defined in this Section, in addition to any other charges comprising Rent (as such term is defined in the Prime Lease) with respect to the Subleased Premises and/or this Sublease.

1.                                      Sublease Base Rent.  During the Sublease Term, Subtenant shall pay to Sublandlord as base rent for the Subleased Premises (“Sublease Base Rent”), an amount equal to $5,208.33 per month, which amount is based on $1.667 per rentable square foot, per month.  All monthly installments of Sublease Base Rent shall be paid on the first (1st) day of each and every calendar month without prior notice or demand, abatement, set-off or deduction whatsoever.  The first monthly installment of Sublease Base Rent shall be due and payable upon full execution of this Sublease.

2.                                      Sublease Additional Rent.  Subtenant shall also pay to Sublandlord as additional Rent (the “Sublease Additional Rent”) its pro rata share (which the parties agree is 14.95%, based on the rentable square footage of the Premises, as set forth in the Prime Lease, of 20,898 rentable square feet) of the Additional Rent Sublandlord pays to Landlord in accordance with Article 4 of the Prime Lease, on account of Tenant’s Share of Direct Expenses that are in excess of the amount of Tenant’s Share of Direct Expenses applicable to the Base Year, with the “Base Year” for purposes of this Sublease being the calendar year 2010.  All monthly installments of Sublease Additional Rent shall be paid with the corresponding installment of Sublease Base Rent.  Subtenant shall pay directly to Sublandlord, prior to the date the corresponding payment is due under the Prime Lease, all other items of Rent (as such term is defined in the Prime Lease) due and payable, with respect to Subtenant’s use and/or occupancy of the Subleased Premises, and any other sums due under this Sublease.  Without limiting the generality of the foregoing, Sublandlord shall provide to Subtenant promptly following the delivery thereof from Landlord all Statements, including Estimate Statements of additional rent for any calendar year.

3.                                      Place of Payment.  All Sublease Base Rent and Sublease Additional Rent and/or any other charges herein reserved, included, or agreed to be treated as Rent, shall be payable:  at the office of Sublandlord at 185 Berry Street, Suite 1200, San Francisco, CA, or at such other place as Sublandlord may from time to time designate by notice in writing.

D.                                    Late Charges.  Late charges with respect to any installment of Rent or other sum due from Subtenant hereunder shall be payable as provided in Article 25 of the Prime Lease.

E.                                     Use.  The sole Permitted Uses under this Sublease shall be general office use consistent with a first-class office building.  Subject to any security policies or procedures of the Landlord, Subtenant shall have access to the Subleased Premises on a 24 hour per day, 7 day per week basis.

F.                                      Security Deposit.  Contemporaneously with the execution of this Sublease, Subtenant shall pay to Sublandlord the amount of $10,416.67 (“Security Deposit”), which shall be held by Sublandlord to secure Subtenant’s performance of its obligations under this Sublease.  The Security Deposit is not an advance payment of Rent or a measure or limit of Sublandlord’s damages upon a default by Subtenant.  Sublandlord may, from time to time following a default

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by Subtenant under this Sublease (following any applicable notice and cure period provided for herein, and, by incorporation herein by this reference, in the Prime Lease) and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Subtenant fails to perform hereunder.  Following any such application of the Security Deposit, Subtenant shall pay to Sublandlord on demand the amount so applied in order to restore the Security Deposit to its original amount.  Provided that Subtenant has performed all of its obligations hereunder, Sublandlord shall, within 30 days after the Sublease Term ends, return to Subtenant the portion of the Security Deposit which was not applied to satisfy Subtenant’s obligations.  The Security Deposit may be commingled with other funds, and no interest shall be paid thereon.

G.                                    Application of Prime Lease.

1.                                      Subtenant’s Obligations.  This Sublease is expressly subject and subordinate to all of the terms and conditions of the Prime Lease, and to all amendments, renewals and extensions thereof, and all of the terms, provisions and covenants as contained in the Prime Lease are incorporated herein by reference, except as herein expressly set forth; provided, however, that:  (i) each reference in such incorporated provisions of the Prime Lease to “Lease” and to “Premises” shall be deemed a reference to this Sublease and to the Subleased Premises, respectively; (ii) except to the extent provided in this Sublease (including the limitation contained in clause (iii) of this Section 7(a)), each reference to “Landlord” shall be deemed a reference to both Landlord and to Sublandlord; (iii) Sublandlord shall have no liability to Subtenant with respect to any representations or warranties made by the Landlord under the Prime Lease, or any indemnification obligations of the Landlord under the Prime Lease, or any obligations or liabilities of the Landlord under the Prime Lease with respect to compliance with laws, condition of the Subleased Premises, access to Common Areas, changes in location of any elements of the Project, operation of the Project or any portion thereof, including Operating Expenses, or any Hazardous Materials; (iv) with respect to any approval or consent required to be obtained from Landlord under the Prime Lease, such consent must be obtained from both Landlord and Sublandlord, and the approval or consent of Sublandlord may be withheld if Landlord’s approval or consent is not obtained; (v) in any case where “Tenant” is required to indemnify, defend, release, exculpate or waive claims against “Landlord,” such indemnity, defense, release, exculpation and waiver shall be deemed to run in favor of both Landlord and Sublandlord and shall survive the expiration or earlier termination of this Sublease; provided, however, as to Sublandlord, the indemnification, defense, release and waiver by Subtenant shall apply except to the extent of the gross negligence and/or willful misconduct of Sublandlord and the employees, agents and contractors of Sublandlord, notwithstanding any negligence of any of the foregoing; and (vi) where “Tenant” is required to execute and deliver certain documents or notices to “Landlord,” such obligation stall be deemed to run to both Landlord and Sublandlord.  Subtenant hereby covenants and agrees to observe all of the terms, conditions, and covenants imposed upon the Tenant under the Prime Lease and to perform all of the duties and obligations imposed upon the Tenant thereunder to the extent applicable to the term of Subtenant’s use and/or occupancy of the Subleased Premises, the Building and the Project.  To the extent any provision of this Sublease is inconsistent with any provisions of the Prime Lease, this Sublease shall govern except that if the standard for performance is more stringent under the Prime Lease, in which event the more stringent provision shall prevail and Subtenant shall be obligated to comply therewith.  Subtenant acknowledges that any default by it under this Sublease may constitute a default by Sublandlord as Tenant under the Prime Lease, and that Subtenant’s

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liability to Sublandlord shall include, but not be limited to, any damages or liabilities incurred by Sublandlord to Landlord under the Prime Lease.

2.                                      No Duty to Render Services.  Sublandlord is not and shall not be required to render any services or utilities of any kind whatsoever to Subtenant or to perform any obligation of Landlord under the Prime Lease to maintain any portion of the Subleased Premises or the Project or to make repairs, restoration, improvements or alterations to the Subleased Premises or the Project.  In addition, Sublandlord shall not be liable to Subtenant for any default or failure on behalf of the Landlord under the Prime Lease in the performance or nonperformance by the Landlord of any of its covenants and obligations under the Prime Lease.  Without limiting the generality of the forgoing, (i) with respect to the terms of Section 6.2 of the Prime Lease, Subtenant shall not utilize any machines or equipment or lighting referred to therein without the prior written consent of the Landlord and Sublandlord, and any and all charges with respect to the use of any such machines and equipment, whether or not consented to by the Landlord and Sublandlord shall be for the sole account of Subtenant, and shall be payable by Subtenant as additional Rent hereunder, and (ii) any Rent abatement to which Subtenant may be entitled based on an Abatement Event shall be limited solely to a proportionate share of the amount that Sublandlord receives from the Landlord, based on the proportionate square footage of the Subleased Premises to the square footage of the Premises affected by the Abatement Event.  Notwithstanding anything to the contrary in the foregoing, Sublandlord shall cooperate with Subtenant in providing written notices to Landlord contemplated by the Prime Lease in order to enforce the terms of the Prime Lease, to the extent the Prime Lease obligates the Landlord to provide services or perform any obligations under the Prime Lease.

3.                                      Termination of Prime Lease.  If for any reason whatsoever (other than Sublandlord’s breach of any provision under the Prime Lease), the Prime Lease should terminate prior to the expiration of the Sublease Term, then this Sublease shall likewise terminate simultaneously with such termination and Subtenant shall have no right or cause of action against Landlord or Sublandlord by reason of such termination.  In the event of Sublandlord’s breach of any provision under the Prime Lease, then, consistent with Section 12 below, Subtenant shall have a cause of action against Sublandlord for breach of this Sublease.

4.                                      Insurance and Landlord Indemnification.  During the Sublease Term, Subtenant agrees to maintain all insurance as required on the part of the Tenant under the Prime Lease, and shall name as additional insureds, as their interests may appear, both the Landlord and Sublandlord.  Prior to the Sublease Commencement Date, Subtenant shall deliver to Sublandlord a certificate of insurance evidencing the existence of such insurance.  If and when requested, Subtenant shall deliver to Sublandlord replacement certificates of insurance together with receipted bills therefor as aforesaid.  For purposes of Section 10.2 of the Prime Lease, as incorporated into this Sublease, the obligation to maintain such insurance shall be solely an obligation of the Landlord and not the Sublandlord.  For purposes of Section 10.5 of the Prime Lease, each of Sublandlord and Subtenant incorporate such provision into this Sublease and, in addition, Subtenant agrees that the waiver of subrogation, as applicable to Subtenant, shall also apply to the Landlord.  For purposes of Section 10.1.2 of the Prime Lease, as incorporated into this Sublease, the obligation of Landlord indemnification provided therein shall be solely an obligation of the Landlord and not of Sublandlord.

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5.                                      Subordination.  Subtenant agrees to subordinate this Sublease as outlined in Article 18 of the Prime Lease.

6.                                      Exclusions.  The following Sections of the Prime Lease shall not apply to this Sublease:

•                                          The entirety of the Summary of Basic Lease Information

•                                          Section 1.1.1

•                                          Sections 2.1 — 2.3

•                                          Article 3

•                                          Section 4.2.6

•                                          Sections 10.12 and 10.2 (to the extent inconsistent with Section 7(d) hereof)

•                                          Sections 11.1 — 11.2 (to the extent inconsistent with Section 8(a) hereof)

•                                          Article 13 (to the extent inconsistent with Section 8(b) hereof)

•                                          Article 14 (to the extent inconsistent with Section 11 hereof)

•                                          Section 19.1.6

•                                          Article 21

•                                          Section 23.2

•                                          Sections 29.18, 29.24, 29.29

•                                          Exhibit B (Tenant Work Letter)

•                                          Exhibit C Notice of Lease Term Dates

•                                          The entirety of the First Amendment to Office Lease (other than the incorporation hereof, for purposes of reference only, of the terms of Sections 3, 4 and 5, which add to the Prime Lease the Subleased Premises and extend the term of the Prime Lease beyond the term of this Sublease).

H.                                   Casualty/Condemnation.

1.                                      Casualty.  In the event of a fire or other casualty in the Subleased Premises, the Common Area or any other portion of the Building (a “Casualty”) where, Subtenant’s access to and/or occupancy of the Subleased Premises is materially affected, Subtenant’s Base Rent and Subtenant’s share of Direct Expenses shall be proportionately abated to the extent and for such period that the Casualty or the damage resulting therefrom prevents Subtenant from conducting its ordinary business operations in the Subleased Premises, but only to the extent Sublandlord receives Rent abatement from Landlord under the Prime Lease and then only to the extent that the proportionate share of rentable square footage of the Subleased Premises bears to the total Premises rendered unfit for occupancy.  If the time estimated by the Landlord to repair or restore the Subleased Premises or any portion of the Building necessary for Subtenant’s occupancy exceeds ninety (90) days, Subtenant may, in its sole discretion, elect to terminate this Sublease within thirty (30) days after the Landlord’s notice or determination as of the date of Subtenant’s written notice to Sublandlord, in which event the date of such termination of this Sublease shall be deemed the last day of the Sublease Term.  If Subtenant does not elect to terminate this Sublease, Sublandlord, if and to the extent it is entitled to do so under the Prime Lease following a Casualty, may elect to terminate the Prime Lease in its sole discretion.  If neither the Landlord or Subtenant elect to terminate the Prime Lease or Subtenant does not elect to terminate this Sublease, the obligation to restore the Subleased Premises shall be borne by the

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Landlord, and not Sublandlord, on the terms and conditions of the Prime Lease, to the extent the Landlord is required to restore the condition of the Leased Premises under the Prime Lease (and Sublandlord’s sole obligation shall be to restore the improvements Sublandlord has agreed to construct and/or provide pursuant to Section 9(c) hereof).

2.                                      Condemnation.  If all or any portion of the Subleased Premises is taken by any governmental agency with the power of condemnation, either party shall have the right to terminate this Sublease by written notice to the other party at any time following receipt of said notice of condemnation or taking, and effective as of the earlier of the date of said taking or sixty (60) days from the notice of termination given by Sublandlord or Subtenant.  If neither party elects to terminate this Sublease prior to the taking, this Sublease shall remain in effect but this Sublease shall terminate as to the portion of the Subleased Premises so taken and Sublease Base Rent and Sublease Additional Rent shall be proportionally adjusted based on the remaining portion of the Subleased Premises.

I.                                        Condition of Subleased Premises.

1.                                      Prime Lease.  Subtenant has examined the Prime Lease and accepts the terms and conditions of the Prime Lease without recourse to Sublandlord or Landlord by reason thereof.  All prior understandings and agreements between the parties with respect to the subject matter hereof are merged within this Sublease.  The covenants and agreements herein contained shall bind and inure to the benefit of Sublandlord, Subtenant, and their respective successors and permitted assigns.

2.                                      Condition of Subleased Premises.  The taking of occupancy or possession of the whole or any part of the Subleased Premises by Subtenant shall be conclusive evidence, as against Subtenant, that Subtenant accepts possession of the space so occupied, the same was accepted by Subtenant in its “AS IS” condition, and that the same were in good and satisfactory condition at the time such occupancy or possession was so taken, without representation, covenant or warranty, express or implied (including without limitation any implied warranty of habitability, merchantability or fitness for a particular purpose), in fact or in law, by Sublandlord or its agents.  Notwithstanding the foregoing, Sublandlord shall deliver the Subleased Premises to Subtenant in broom-clean condition, with the furniture, fixtures and equipment listed on Exhibit “C” hereto (“FF&E”) to remain in the Subleased Premises, and, subject to Landlord’s prior consent, with the Demising Wall contemplated by Section 9(c) below constructed and in place.  All FREE shall remain property of Sublandlord, shall not be removed from the Subleased Premises by Subtenant, and shall be returned to Sublandlord upon termination of this Sublease in the same condition as provided, excepting reasonable wear and tear.

3.                                      Sublandlord Improvements.  Subject to the prior approval of Landlord, Sublandlord shall, at its sole cost and expense construct a demising wall along the western side of the Subleased Premises (the “Demising Wall”).  In addition, Sublandlord shall provide Subtenant with access to Sublandlord’s server room located in the Subleased Premises to install Subtenant’s server equipment and shall coordinate with Subtenant obtaining Landlord’s consent to the installation of any Lines required to connect such equipment to equipment in the Subleased Premises.  Any such Liens shall be installed at the sole cost and expense of Subtenant

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and Subtenant shall be solely responsible for the removal thereof at the end of the Sublease Term in accordance with the terms of the Prime Lease.

J.                                        Alterations/Repairs/Signage.

1.                                      Subtenant shall not make any alterations, improvements or additions to the Subleased Premises:  (i) in any event, without the written consent of Landlord (unless such consent is not required of Sublandlord as Tenant under the Prime Lease); and (li) without the written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed.  All alterations, improvements and additions must comply with the applicable portions of the Prime Lease, and are expressly subject to the terms thereof.  Except as authorized in writing by Sublandlord, Subtenant must restore the Subleased Premises affected by the installation and maintenance of said security system and/or any other alterations, improvements and additions made by Subtenant to the Subleased Premises to the same condition as Subtenant received that portion of the Subleased Premises, reasonable wear and tear exempted.

2.                                      Subtenant shall keep the Subleased Premises in a neat and orderly condition and shall make all repairs to maintain the Subleased Premises as required of Sublandlord as Tenant as set forth in the Prime Lease.

3.                                      Subtenant may not place any signage on the Subleased Premises without written consent of Sublandlord and Landlord (if required under the Prime Lease).  Sublandlord hereby consents to Subtenant’s standard building directory and suite signage.  All Subtenant signage must be removed upon termination of the Sublease, at Subtenant’s sole expense.

K.                                   Assignment or Subletting.  Subtenant may not assign this Sublease, mortgage, pledge or encumber Subtenant’s interest in this Sublease, sublet all or any portion of the Subleased Premises or otherwise enter into any other Transfer without the prior written consent of Landlord in accordance with the Prime Lease and of Sublandlord.  Sublandlord’s consent shall not be unreasonably withheld or delayed.  In any such assignment or subletting, Subtenant shall remain fully and primarily liable to Sublandlord, in all respects, under this Sublease.  In the event of a permitted assignment or subletting of all or a portion of the Premises, Subtenant shall pay to Sublandlord a portion of the Transfer Premium as outlined in Section 14.3 of the Prime Lease, as incorporated into this Sublease.

L.                                     Defaults and Termination.

1.                                      Default by Subtenant.  If Subtenant shall at any time be in default in the payment of Rent or of any other sum required to be paid by Subtenant under this Sublease, or in the performance of or compliance with any of the terms, covenants, conditions or provisions of this Sublease or the Prime Lease, or if Subtenant breaches or otherwise commits an event of default under Section 19.1 of the Prime Lease, then and in addition to any other rights or remedies Sublandlord may have under this Sublease and at law and in equity, shall have the following rights:

(a)                                 Sublandlord shall have the same rights and remedies against Subtenant for default of this Sublease as the Landlord would have against Sublandlord as Tenant

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under the Prime Lease, including, without limitation, the rights of rental acceleration, Sublease termination, retaking possession and damages.

(b)                                 If Subtenant shall be in default in the payment of Rent or any other sum required to be paid by Subtenant under this Sublease beyond any applicable grace period set forth in Section 15 below, Subtenant shall pay interest on the delinquent amounts at the rate of ten percent (10%) per annum from the date due to the date paid.

(c)                                  If Subtenant shall be in default in the performance of any of its obligations hereunder, Sublandlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity, cure such default on behalf of Subtenant.  In such event, Subtenant shall reimburse Sublandlord upon demand, as additional rent, for any costs incurred by Sublandlord in curing said defaults, including without limitation reasonable attorneys’ fees from the date Sublandlord incurs such costs, along with interest from the date Sublandlord cures any such default until the date such sum is paid, at the rate specified in Section 12(a)(ii) herein.

(d)                                 No waiver by Sublandlord of any breach by Subtenant of any of Subtenant’s obligation, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement of covenant, nor shall any forbearance by Sublandlord to seek a remedy for any breach by Subtenant be a waiver by Sublandlord of any rights and remedies with respect to such or any subsequent breach.

2.                                      Default by Sublandlord.  If Sublandlord shall be in default in the performance of any of its obligations hereunder, or under the Prime Lease, but only to the extent such default directly affects the Subleased Premises, Subtenant may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity, cure such default on behalf of Sublandlord.  In such event, Sublandlord shall reimburse Subtenant upon demand, for any costs incurred by Subtenant in curing said defaults, along with interest from the date Subtenant cures any such default until the date such sum is paid, at the rate specified in section 12(a)(ii) herein.  Without limiting the generality of the foregoing, if a default by Sublandlord under the Prime Lease, not attributable to a default by Subtenant under this Sublease, results in a termination of this Sublease, Sublandlord shall be liable to Subtenant for any damages resulting from such termination.

M.                                 Sublandlord Obligations.

1.                                      Sublandlord represents and warrants to Subtenant that:  (i) the documents attached as Exhibit “A” constitutes the entire agreement of the Sublandlord and Landlord as to the Prime Lease and there are no other understandings or agreements between such parties with respect to the subject matter of the Prime Lease; and (ii) there are no monetary defaults under the Prime Lease by Sublandlord and there are no uncured non-monetary defaults under the Prime Lease of which it is aware or as to which Sublandlord has received written notice from the Landlord.

2.                                      Sublandlord covenants not to enter into any agreement or amendment to the Prime Lease that would adversely affect or materially increase the obligations of Subtenant

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under this Sublease, or to enter, into any agreement or amendment to the Prime Lease, not contemplated by the Prime Lease, terminating the Prime Lease as to the Subleased Premises as of a date prior to the expiration of the Sublease Term.

N.                                    Grace Period.  If Subtenant shall be in default of any of the terms and provisions of this Sublease, and if the Prime Lease shall allow a grace period for cure of a default of a similar type and nature, then Subtenant shall be entitled to a grace period which is two (2) days (or business days, as the case may be) less than the corresponding grace period in the Prime Lease.

O.                                    Indemnification.  Subtenant agrees to indemnify, defend and save Sublandlord and Landlord harmless from and against any and all claims by or on behalf of any persons, firms or corporations arising (a) from Subtenant’s occupancy, conduct, operation or management of the Subleased Premises; (b) from any work or thing whatsoever done or not done in and on the Subleased Premises by or on behalf of Subtenant; (c) from any breach or default on the part of Subtenant in the performance of any covenant or agreement on the part of Subtenant to be performed pursuant to the terms of this Sublease, or under the law; (d) arising from any act, neglect or negligence of Subtenant, or any of its agents, contractors, subtenants, servants, employees, or licensees; or (e) from any accident, injury or damage whatsoever caused to any person, firm, corporation or property occurring during the term of this Sublease, in or about the Subleased Premises (collectively, “Subtenant Indemnified Claims”), and from and against all reasonable costs, expenses and liabilities incurred in connection with any such Subtenant Indemnified Claims or action or proceeding brought thereon (including, without limitation, the reasonable fees of attorneys, investigators and experts).

P.                                      Notices.

1.                                      All notices, requests and demands to be given hereunder shall be in writing, sent to at the addresses set forth below by:  (i) certified mail, return receipt requested, postage prepaid; (ii) recognized overnight courier service with next business day service; or (iii) hand delivery, if personally received by the individual to whose attention such notices are to be delivered as indicated below.

If to Sublandlord:	BCCI Construction Company
185 Berry Street, Suite 1200
San Francisco, CA 94107
Attention: Michael Scribner

If to Subtenant:	at the Subleased Premises
Attention: Chief Financial Officer

2.                                      Each such notice, request or demand shall be deemed to have been given upon the earliest of (i) actual receipt or refusal by the addressee if delivered in accordance with subsection (a)(iii) above, or (ii) two (2) business days following deposit thereof at any main branch of the United States Post Office if sent in accordance with subsection (a)(i) above, or (iii) one (1) business day following deposit thereof with the carrier if sent in accordance with subsection (a)(ii).

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3.                                      Either party, by notice similarly given, may change the person and/or address to which future notices shall be sent.

Q.                                    Surrender.  At the expiration or earlier termination of this Sublease, Subtenant covenants that it will peaceably and quietly leave and surrender the Subleased Premises, and will leave the Subleased Premises in broom clean condition and in the same condition as Subtenant is required to maintain the same during the term of this Sublease, reasonable wear and tear exempted.

R.                                    No Other Rights Conveyed.  This Sublease shall not be construed to convey to Subtenant any expansion options, rights of first offer, rights of first refusal, renewal rights or options or any other rights, options or privileges of Sublandlord under the Prime Lease which are not specifically set forth in this Sublease, all of which shall be personal and exclusive to Sublandlord.

S.                                      Entire Agreement.  This Sublease together with the Prime Lease and all exhibits hereto and thereto contains the entire agreement between the parties hereto and there are no collateral agreements or understandings.  This Sublease shall not be modified in any manner except by an instrument in writing executed by both Sublandlord and Subtenant.

T.                                     Successors and Assigns.  Subject to the provisions of Paragraph 11 above, this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

U.                                    Governing Law.  This Sublease shall be governed and construed in accordance with the laws of the State of California.

V.                                    Time.  Time is of the essence in this Sublease and with regard to all provisions herein contained.

W.                                 Severability.  If any provision hereof shall be found to be illegal, void or unenforceable, this Sublease shall be construed as if said provisions were not herein contained, so as to give full force and effect, as nearly as possible, to the original intent of the parties hereto.

X.                                    Relationship.  Nothing herein contained shall be deemed to create any partnership or joint venture between the parties hereto, and the relationship of the parties shall be solely that of Sublandlord and Subtenant.

Y.                                    Landlord’s Approval.  This Sublease is contingent upon the prior written approval of Landlord.  In the event Landlord’s written consent to the Sublease has not been obtained within fifteen (15) days after the execution hereof, then this Sublease may be terminated by either party hereto upon notice to the other, and upon such termination neither party hereto shall have any further rights against or obligations to the other party hereto, and any amounts paid by Subtenant to Sublandlord pursuant to this Sublease shall be promptly refunded to Subtenant by Sublandlord.

26.                               Brokers.  Sublandlord and Subtenant each represent and warrant to the other that neither of them has employed any broker, agent or finder in connection with this Sublease,

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except for Cushman & Wakefield of California, Inc.  (Sublandlord’s brokers) and NAI BT Commercial (Subtenant’s broker).  Each party shall and does hereby indemnify and hold the other party harmless from and against any claim or claims for commissions or other fees arising from or out of any breach of the foregoing representation and warranty.  Sublandlord shall be solely responsible for paying the brokerage commissions due to Subtenant’s broker, pursuant to a separate agreement by and between Sublandlord and Subtenant’s Broker.

[Execution Page Follows.]

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IN WITNESS WHEREOF, the parties have executed this Sublease as of the date and year first above written.

SUBLANDLORD:

BCCI CONSTRUCTION COMPANY, INC.

By:	/s/ Michael Scribner
Name:	Michael Scribner
Title:	President & CEO

SUBTENANT:

NAPO PHARMACEUTICALS, INC.

By:	/s/ Charles O. Thompson
Name:	Charles O. Thompson
Title:	VF Finance / CFO

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EXHIBIT “A”

Prime Lease

[SEE ATTACHED]

1

OFFICE LEASE

CHINA BASIN LANDING

PWREF/MCC-CHINA BASIN L.L.C.,

a Delaware limited liability company,

as Landlord,

and

BCCI CONSTRUCTION COMPANY,

a California corporation,

as Tenant.

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EXHIBITS

A                                       OUTLINE OF PREMISES

B                                       TENANT WORK LETTER C FORM OF NOTICE OF LEASE

D                                       RULES AND REGULATIONS

E                                        FORM OF TENANTS ESTOPPEL CERTIFICATE

ii

CHINA BASIN LANDING

OFFICE LEASE

This Office Lease (the “Lease”), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between PWREF/MCC-CHINA BASIN L.L.C., a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE	DESCRIPTION

1. Date:	April 3, 2002

2. Premises	(Article 1).

2.1 Building:	Wharfside Building, China Basin Landing, 185 Berry Street, San Francisco, California 94107

2.2 Premises:	Approximately 15,121 rentable square feet of space located in Suite 1200 on the ground floor of the Building, as further set forth in Exhibit A to the Office Lease.

3. Lease Term (Article 2).

3.1 Length of Term:	Six (6) years.

3.2 Lease Commencement Date:

The earlier to occur of (i) the date upon which Tenant first commences to conduct business in the Premises, and (ii) sixty (60) days following the date of delivery of the Premises from Landlord to Tenant, which delivery date is anticipated to be May 1, 2002, as such date may be adjusted pursuant to the Tenant Work Letter attached hereto as Exhibit B.

3.3 Lease Expiration Date:	The date immediately preceding the 6th anniversary of the Lease Commencement Date.

4. Base Rent (Article 3):

Period of Lease Term	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot

Lease Commencement Date - April 30, 2004	$226,815.00	$18,901.25	$15.00

May 1, 2003 - April 30, 2004	$347,783.00	$28,981.92	$23.00

May 1, 2004 - April 30, 2005	$362,904.00	$30,242.00	$24.00

May 1, 2005 - April 30, 2006	$378,025.00	$31,502.08	$25.00

May 1, 2006 - April 30, 2007	$393,146.00	$32,762.17	$26.00

May 1, 2007 - Expiration Date	$408,267.00	$34,022.25	$27.00

5. Base Year (Article 4):	Calendar year 2002.

6. Tenant’s Share (Article 4):	Approximately 2.08%.

7. Permitted Use (Article 5):	General office use consistent with a first-class office building

8. Security Deposit (Article 21):	$34,022.25.

9. Address of Tenant (Section 29.18):

BCCI Construction Company
2945 Third Street
San Francisco, California 94107
Attention: Mr. Mike Scribner
(Prior to Lease Commencement Date)

and

185 Berry Street
Suite 1200
San Francisco, California 94107
Attention: Mr. Mike Scribner
(After Lease Commencement Date)

10. Address of Landlord (Section 29.18):	McCarthy Cook & Co., LLC China Basin Landing 185 Berry Street, Suite 140 San Francisco, California 94107

Attention: General Manager

with copies to:

McCarthy Cook & Co., LLC
5750 Wilshire Boulevard
Los Angeles, California 90036
Attention: Edward W. Cook III

and

Allen Matkins Leck Gamble & Mallory LLP
1901 Avenue of the Stars, Suite 1800
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

11. Brokers (Section 29.24):	McCarthy Cook & Co., LLC 185 Berry Street, Suite 140 San Francisco, California 94107 and The Axiant Group Two Embarcadero Center, Suite 430 San Francisco, California 94111

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

1.1                               Premises, Building, Project and Common Areas.

1.1.1                     The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the “Premises”). The outline of the Premises is set forth in Exhibit A attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the “Building,” as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, or the specific location of the “Common Areas,” as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the “Project,” as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B (the “Tenant Work Letter”), Landlord shall not be obligated to provide or • pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease and the Tenant Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair. Subject to Landlord’s reasonable access control systems and procedures, the “Rules and Regulations,” as that term is defined in Section 5.2, below, and the terms of this Lease, Landlord shall allow Tenant access to the Premises twenty-four (24) hours per day, seven (7) days per week.

1.1.2                     The Building and The Project. The Premises are a part of the building set forth in Section 2.1 of the Summary (the “Building”). The Building is part of an office project known as “China Basin Landing.” The term “Project,” as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, subterranean parking facilities and other improvements) upon which the Building and the Common Areas are located, (iii) the other office building located adjacent to the Building and the land upon which such adjacent office building is located, and (iv) at Landlord’s discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.

1.1.3                     Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the “Common Areas”). The Common Areas shall consist of the “Project Common Areas” and the “Building Common Areas.” The term “Project Common Areas,” as used in this Lease, shall mean the portion of the Project designated as such by Landlord. The term “Building Common Areas,” as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The Common Areas shall be maintained and operated by Landlord in a manner consistent with other Comparable Buildings, and the use thereof by Tenant shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas; provided, however, Landlord shall use commercially reasonable efforts not to materially interfere with Tenant’s use of or access to the Premises in connection with such closures, alterations, additions and/or changes.

1.2                               Rentable Square Feet of Premises. For purposes of this lease the “rentable square footage” of the Premises shall be deemed to be as set forth in Section 2.2 of the Summary, and shall not be subject to remeasurement during the “Lease Term” as that term is defined in Section 2.1, below, as the same may be extended.

ARTICLE 2

INITIAL LEASE TERM; OPTION TERM

2.1                               Initial Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the “Lease Term”) shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the “Lease Commencement Date”), and shall terminate on the date set forth in Section 3.3 of the Summary (the “Lease Expiration Date”) unless this Lease is sooner terminated as hereinafter provided. Notwithstanding the foregoing to the contrary, Tenant hereby acknowledges that the Premises are currently occupied by an existing tenant, and that Landlord shall have no liability to Tenant for any damages resulting from any delay in delivering possession of the Premises to Tenant on any particular delivery date designated by Landlord or designated in this Lease if such delay is caused by the holding over of the prior tenant, and further provided that Landlord, at its expense, shall take all actions reasonably necessary to secure possession of the Premises (provided, however, in no event shall Landlord be required to instigate legal proceedings). In the event Landlord fails to deliver the Premises to Tenant on or before May 1, 2002, then, for each day Landlord delays in delivering the Premises to Tenant, Tenant shall receive a rent credit in the amount of Three Hundred Thirty-Six and No/100 Dollars ($336.00) per day. Notwithstanding the foregoing, in the event Landlord fails to deliver the Premises to Tenant on or before July 1, 2002 (which date shall be extended as a result of any “Force Majeure,” as that term is defined in Section 29.16, below) (the “Outside Date”), Tenant shall have the right, in Tenant’s discretion, to terminate this Lease by providing written notice to Landlord of such election by Tenant to termination this Lease (the “Termination Notice”), which Termination Notice must be given, if at all, no later than five (5) days after the Outside Date. Upon the proper delivery by Tenant of the Termination Notice, this Lease shall automatically terminate and be of no further force or effect, and Landlord and Tenant shall be relieved of their respective obligations under this. Lease. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

2.2                               Option Term.

2.2.1                     Option Right. Landlord hereby grants the original Tenant named in the Summary (the “Original Tenant”) or an “Affiliate” of Tenant, as that term is defined in Section 14.8, below, which is an assignee of the Original Tenant (an “Affiliate Assignee”), one (1) option to extend the Lease Term for a period of five (5) years (the “Option Term”), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease beyond any applicable cure period set forth in this Lease, and has not previously been in default under this Lease beyond any applicable cure period set forth in this Lease. Upon the proper exercise of such option to extend, and provided that, as of the end of the initial Lease Term, Tenant is not in default under this Lease, beyond any applicable cure period set forth in this Lease, and has not previously been in default under this Lease beyond any applicable cure period set forth in this Lease, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this Section 2.2 shall be personal to the Original Tenant and any Affiliate Assignee and may only be exercised by the Original Tenant or an Affiliate Assignee (and not any other assignee, sublessee or transferee of the Original Tenant’s interest in this Lease) if the Original Tenant or an Affiliate Assignee occupies the entire Premises. In the event Tenant fails to timely exercise the right set forth in this Section 2.2, this Section 2.2 shall be null and void and of no further force or effect.

2.2.2                     Option Rent. The annual rent payable by Tenant during the Option Term (the “Option Rent”) shall be equal to the “then prevailing fair market rent” for the Premises as of the commencement date of the Option Term. The “then prevailing fair market rent” shall be equal to the annual rent (including additional rent and considering any “base year” or “expense stop” applicable thereto), including all escalations, at which tenants are leasing non-sublease, non-encumbered, non-equity, non-renewal commercial office space comparable in size, location and quality to the Premises, for a comparable lease term, in an arm’s length transactions consummated during the ten (10) month period (the “Rent Review Period”) prior to the date Landlord delivers the “Option Rent Notice,” as that term is defined in Section 2.2.3, below, which comparable commercial office space is located in the Project, or if there are not a sufficient number of comparable transactions in the Project than in “Comparable Buildings,” as that term is defined in Section 2.2.5, below, taking into consideration only the following concession: any tenant improvements or allowances (the “Allowances”) provided or to be provided for such comparable space, taking into account, and deducting, the value of the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and the extent to which the same can be utilized by a general office user. If in determining the Option Rent a tenant improvement allowance is granted as set forth hereinabove, Landlord may, at Landlord’s sole option, elect any or a portion of the following: (A) to grant some or all of the Allowances to Tenant in the form as described above (i.e., as an improvement allowance), and (B) to adjust the rental rate component of the Option Rent to be an effective rental rate which takes into consideration the total dollar value of the Allowances (in which case the Allowances evidenced in the effective rental rate shall not be granted to Tenant).

2.2.3                     Exercise of Options. The option contained in this Section 2.2 shall be exercised by Tenant, if at all, and only by Tenant delivering irrevocable written notice of its exercise thereof to Landlord not less than seven (7) months prior to the expiration of the initial Lease Term. In the event that Tenant timely exercises the renewal option, then Landlord shall deliver notice (the “Option Rent Notice”) to Tenant not less than five (5) months prior to the expiration of the Lease Term, setting forth the Option Rent. Tenant may, at Tenant’s option, object to the Option Rent contained in the Option Rent Notice, by written notice to Landlord (the “Objection Notice”) within thirty (30) days following Tenant’s receipt of the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.2.4, below. In the event that Tenant shall fail to timely deliver an Objection Notice, the Option Rent set forth in the Option Rent Notice shall be the Option Rent due during the Option Term and Tenant shall have no right to contest the same. Landlord and Tenant shall execute an amendment setting forth the terms and conditions of the Option Term.

2.2.4                     Determination of Option Rent.  In the event Tenant timely and appropriately objects to the Option Rent, Landlord and Tenant shall attempt to agree upon the Option Rent, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within ten (10) business days following Tenant’s objection to the Option Rent (the “Outside Agreement Date”), then each party shall make a separate determination of the Option Rent, within five (5) business days after the applicable Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7 below.

2.2.4.1           Landlord and Tenant shall each appoint one arbitrator who shall be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of first class commercial office projects in the South of Market Street area of San Francisco, California. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Option Rent, is the closest to the actual Option Rent, as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date.

2.2.4.2           The two (2) arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint an independent third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

2.2.4.3           The three (3) arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Option Rent, and shall notify Landlord and Tenant thereof.

2.2.4.4           The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

2.2.4.5           If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the applicable Outside Agreement Date, then the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator’s decision shall be binding upon Landlord and Tenant.

2.2.4.6           If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or if both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.2.4.

2.2.4.7           The cost of the arbitration shall be paid by Landlord and Tenant equally.

2.2.5                     For purposes of this Lease, “Comparable Buildings” shall mean first-class commercial office projects located south of Market Street in San Francisco, California with similar locations and with views and amenities similar to the Building.

ARTICLE 3

BASE RENT

Tenant shall pay, without prior notice or demand, to Landlord or Landlord’s agent at the management office of the Project, or, at Landlord’s option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant’s execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. Provided that the Original Tenant then occupies a minimum of seventy-five percent (75%) of the Premises, and further provided that Tenant is not then in default under the Lease beyond any applicable cure period set forth in this Lease, and has not previously been in default under the Lease beyond any applicable cure period set forth in this Lease more than once, Tenant shall not be required to pay Base Rent attributable to the calendar months November and December, 2003, and January and February, 2004. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

ARTICLE 4

ADDITIONAL RENT

4.1                               General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay, commencing after the expiration of the “Base Year”, “Tenant’s Share” of the annual “Direct Expenses,” as those terms are defined in Sections 4.2.1, 4.2.6 and 4.2.2 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the Base Year; provided, however, that in no event shall any decrease in Direct Expenses for any “Expense Year,” as that term is defined in Section 4.2.6 below, below Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent”, and the Base Rent and the Additional Rent are herein collectively referred to as “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2                               Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1                     “Base Year” shall mean the period set forth in Section 5 of the Summary.

4.2.2                     “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

4.2.3                     “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant’s Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

4.2.4                     “Operating Expenses,” subject to the exclusions set forth below, shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with the repair, maintenance or operation of parking areas servicing the Building; (vi) fees and other costs, including management fees (provided, however, such management fee shall not materially exceed the management fees charged by landlords of other comparable office buildings in San Francisco, California, and which are managed by a first class management company with a general reputation for excellence and integrity), consulting fees, reasonable legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, exterior windows and walls, repair to roofs and re-roofing, waterproofmg and sealing of garage, foundation and basement areas; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended as a labor saving device or to effect other economies in the operation or maintenance of the Project, or any portion thereof; (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, or (D) that are required under any governmental law or regulation, except for capital improvements or costs to remedy a condition existing as of the Lease Commencement Date which a federal, state or municipal governmental authority, if it had knowledge of such condition existing as of the Lease Commencement Date, would have then required to be remedied pursuant to governmental laws or regulations in their form existing as of the Lease Commencement Date; provided, however, that any capital expenditure shall be amortized with interest (at a commercially reasonable rate incurred by Landlord) over its useful life as Landlord shall reasonably determine; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute “Tax Expenses” as that term is defined in Section 4.2.5, below; and (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building. Notwithstanding the foregoing, Operating Expenses for purposes of this Lease shall not include

(i)                                     costs of leasing commissions, attorneys’ fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building;

(ii)                                  costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space;

(iii)                               except as otherwise specifically provided in this Section 4.2.4, costs incurred by Landlord for capital repairs, improvements, equipment and alterations to the Building or Project (including, but not limited to “Renovations” and/or “Seismic Upgrades,” as those terms are defined in Sections 29.30.1 and 29.30.2, respectively, to the extent such Renovations and/or Seismic Upgrades are considered to be capital improvements);

(iv)                              costs of services or other benefits which are either not offered to Tenant or for which Tenant is charged directly, but which are provided to other tenants of the Building without a separate charge;

(v)                                 except for a property management fee, costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in connection with the Building to the extent the same unreasonably exceeds the cost of such services rendered by qualified, first class unaffiliated third parties on a competitive basis;

(vi)                              except as otherwise specifically provided in this Section 4.2.4, costs of interest on debt or amortization on any mortgages, and principal payments and other charges, costs and expenses payable under any mortgage, if any;

(vii)                           costs of any compensation and employee benefits paid to clerks, attendants or other persons in a commercial concession operated by Landlord, except the Building parking facility;

(viii)                        marketing costs, legal fees, space planner’s fees, and advertising and promotional expenses and brokerage fees incurred in connection with the original development, subsequent improvement, or original or future leasing of the Building;

(ix)                              any bad debt loss, rent loss, or reserves for bad debts or rent loss;

(x)                                 tax penalties incurred as a result of Landlord’s negligence, inability or unwillingness to make payments or file returns when due;

(xi)                              all items and services for which Tenant or any other tenant in the Building reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

(xii)                           fees and reimbursements payable to Landlord (including its parent organization, subsidiaries and/or affiliates) or by Landlord for management of the Building which unreasonably exceeds the amount which would normally be paid to a company, in connection with the management of comparable buildings, with a general reputation for excellence and integrity, at “arms length” and which is not, directly or indirectly, affiliated with Landlord; and

(xiii)                        costs arising from the gross negligence or willful misconduct of Landlord;

(xiv)                       costs incurred to comply with laws relating to the removal of hazardous material (as defined under applicable law) and asbestos containing material

(collectively, “Hazardous Material”) which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; costs incurred with respect to any Hazardous Material which was in existence in the Building or on the Project prior to the Lease Commencement Date, and which Landlord is obligated to abate or remediate after the Lease Commencement Date in accordance with an abatement or remediation plan which was in effect prior to the Lease Commencement. Date; and costs incurred to remove, remedy, contain, or treat Hazardous Material, which Hazardous Material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto;

(xv)                          any liability, damage, award or judgment for injury or death to persons, or for property damage;

(xvi)                       costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art; and

(xvii)                    costs associated with the operation of the business of Landlord, as the same are distinguished from the costs of operation of the Premises or Project, including company accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Premises or Project, costs (including attorney fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations respecting Landlord and/or the Project.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements. In no event shall the components of Direct Expenses for any Expense Year related to electrical costs be less than the components of Direct Expenses related to electrical costs in the Base Year. Landlord shall not collect Operating Expenses from Tenant and all other tenants in the Building in an amount in excess of what Landlord incurs for the items included in Operating Expenses. If Landlord does not carry earthquake insurance for the Building during the Base Year but subsequently obtains earthquake insurance for the Building during the Lease Term, then from and after the date upon which Landlord obtains such earthquake insurance and continuing throughout the period during which Landlord maintains such insurance, Operating Expenses for the Base Year shall be deemed to be increased by the amount of the premium Landlord would have incurred had Landlord maintained such insurance for the same period of time during the Base Year as such insurance is maintained by Landlord during such subsequent Expense Year.

4.2.5                     Taxes.

4.2.5.1           “Tax Expenses” shall mean, subject to the exclusions set forth in Section 4.2.5.3, below, all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

4.2.5.2           Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

4.2.5.3           Any costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord within thirty (30) days following Landlord’s written demand therefore (which written demand shall include reasonable, back-up documentation of such increase) Tenant’s Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, (iv) tax penalties incurred as a result of Landlords negligence, inability or unwillingness to make payments or file returns when due, and (v) taxes on tenant improvements in the Building based upon an assessed level in excess of the Building standard set forth in Section 4.5.2, below.

4.2.5.4           The amount of Tax Expenses for the Base Year attributable to the valuation of the Project, inclusive of tenant improvements, shall be known as “Base Taxes”. If in any comparison year subsequent to the Base Year, the amount of Tax Expenses decreases below the amount of Base Taxes, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Tax Expenses occurred, the Base Taxes, and therefore the Base Year, shall be decreased by an amount equal to the decrease in Tax Expenses.

4.2.6                     “Tenant’s Share” shall mean the percentage set forth in Section 6 of the Summary, and is based on the ratio of the square footage of the Premises to the total square footage of the Project.

4.3                               Allocation of Direct Expenses.

4.3.1                     Method of Allocation. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project i.e. the Direct Expenses) are an aggregate of the Building and the other buildings in the Project.

4.3.2                     Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s discretion, which allocation shall be consistently applied. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants as determined by Landlord in accordance with sound real estate management principles, consistently applied.

4.4                               Calculation and Payment of Additional Rent. If for any Expense Year ending or commencing within the Lease Term, Tenant’s Share of Direct Expenses for such Expense Year exceeds Tenant’s Share of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the “Excess”).

4.4.1                     Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant following the end of each Expense Year, a statement (the “Statement”) which shall state in general major categories the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Excess. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, within thirty (30) days following Tenant’s receipt of the Statement, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Excess,” as that term is defined in Section 4.4.2, below. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess if present, Tenant shall, within thirty (30) days following Tenant’s receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Excess than actual Excess, Landlord shall, within thirty (30) days following Landlord’s determination, deliver a check to Tenant in the amount of such overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Tenn.

4.4.2                     Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated excess (the “Estimated Excess”) as calculated by comparing the Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, within thirty (30) days following Tenant’s receipt of the Estimate Statement, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the next to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

4.5                               Taxes and Other Charees for Which Tenant Is Directly Responsible.

4.5.1                     Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant’s equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2                     If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s “building standard” in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

4.5.3                     Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, gross receipts tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

ARTICLE 5

USE OF PREMISES

5.1                               Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth, in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.

5.2                               Prohibited Uses. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) communications firms such as radio and/or television stations. Tenant shall not allow occupancy density of use of the Premises which is greater than one person for each 150 square feet of the Premises. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the

Rules and Regulations set forth in Exhibit I), attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project.

ARTICLE 6

SERVICES AND UTILITIES

6.1                               Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

6.1.1                     Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning (“HVAC”) when necessary for normal comfort for normal office use in the Premises from 8:00 A.M. to 6:00 P.M. Monday through Friday (collectively, the “Building Hours”), except for the date of observation of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord’s reasonable discretion, other locally or nationally recognized holidays (collectively, the “Holidays”).

6.1.2                     Landlord shall provide adequate electrical wiring and facilities for connection to Building standard ceiling mounted lighting fixtures and incidental use equipment, provided that Tenant’s consumption of electricity does not exceed 1 kilowatt/hour per usable square foot of the Premises per month, which electrical usage shall be subject to applicable laws and regulations, including Title 24. Tenant will design Tenant’s electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant’s fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

6.1.3                     Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas.

6.1.4                     Landlord shall provide janitorial services to the Premises, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

6.1.5                     Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, shall have one elevator available at all other times, except on the Holidays.

6.1.6                     Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

6.2                               Overstandard Tenant Use. Tenant shall not, without Landlord’s prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building ,standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or materially increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. In the event, in Landlord’s reasonable determination, Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost, if any, of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may, upon reasonable prior notice to Tenant, install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, within ten (10) days following demand by Landlord (which demand shall include reasonable back-up documentation), at the rates charged by the public utility company furnishing the same, including the cost of such additional metering devices. To the extent Landlord delivers a bill for excess water and/or electricity, following a request by Tenant, Landlord shall meet with Tenant to discuss Landlord’s determination of such excess usage. Tenant’s use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time reasonably establish as appropriate, to the extent such additional utilities can be made available, and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant (which shall be treated as Additional Rent and which may include an administrative fee) as Landlord shall from time to time reasonably establish.

6.3                               Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except as set forth in Section 6.5, below) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent (except as set forth in Section 6.5, below) or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable.

6.4                               Additional Services. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord within thirty (30) days of billing, the sum of all costs to Landlord of such additional services, plus an administration fee. Charges for any service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

6.5                               Rent Abatement. Notwithstanding anything in this Lease to the contrary, in the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of any failure of Landlord to provide any services, utilities or access to the Premises as required by this Lease (other than for a reason beyond Landlord’s reasonable control, including, but not limited to, loss of electricity due to black-outs) (an “Abatement Event”), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for three (3) consecutive business days after Landlord’s receipt of any such notice (the “Eligibility Period”), then the Base Rent and Tenant’s Share of Direct Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. Such right to abate Base Rent and Tenant’s Share of Direct Expenses shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event. Except as provided in this Section 6.5, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

ARTICLE 7

REPAIRS

Tenant shall, at Tenant’s own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant’s own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation Article 8 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord’s option, or if Tenant fails to make such repairs, Landlord may, after written notice to Tenant and Tenant’s failure to commence repair within five (5) days thereafter and to diligently pursue the same to completion (except in the event of an emergency, when no notice shall be required) but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements forthwith within thirty (30) days after being billed for same. Landlord shall be responsible for repairs to the exterior walls, foundation and roof of the Building, the structural portions of the floor of the Building on which the Premises is located, the systems and equipment of the Building, and the Common Areas, except to the extent that such repairs are required due to the negligence or willful misconduct of Tenant; provided, however, that if such repairs are due to the negligence or willful misconduct of Tenant, Landlord shall nevertheless make such repairs, but at Tenant’s expense, or, if covered by Landlord’s insurance, Tenant shall only be obligated to pay any deductible in connection therewith. Subject to Article 27, below, Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs to the Premises, or repairs, alterations, improvements or additions to the Project or to any equipment located in the Project as Landlord shall deem reasonably necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1                               Landlord’s Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent may be withheld in Landlord’s sole discretion. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days notice to Landlord, but without Landlord’s prior approval, to the extent such Alterations are merely cosmetic in nature (i.e. re-painting and re-carpeting), and provided that such Alterations do not (a) affect the exterior of the Building, (b) affect the stricture of the Building or the systems and equipment of the Building, and/or (c) interfere with Building services or the use of the Project or the Building by other tenants or occupants. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

8.2                               Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord. Notwithstanding the foregoing to the contrary, in the event such Alterations or repairs (i) affect the exterior of the Building, (ii) affect the structure of the Building, or the systems and equipment of the Building, or (iii) may interfere with Building services or the use of the Building or Project by other tenants or occupants, then Landlord may condition its approval in Landlord’s sole discretion. Prior to the expiration or earlier termination of this Lease, Tenant shall, at Tenant’s expense, remove any Alteration designated by Landlord for removal by notice to Tenant prior to the expiration or earlier termination of this Lease, and shall repair any damage to the Premises or the Building caused by such removal; provided, however, in the event that in Tenant’s request for approval of such Alterations, Tenant requests a determination by Landlord (the “Designation Notice”) as to whether or not Tenant shall be required to remove such Alteration upon the expiration or earlier termination of this Lease, in accordance with the terms hereof, then Landlord shall include in its consent (if granted) notice as to whether such Alteration shall be required to be removed prior to the expiration or earlier termination of this Lease, and corresponding repairs made. If such Alterations will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord’s rules and regulations concerning such hazardous materials or substances. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of San Francisco, all in conformance with Landlord’s construction rules and regulations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the “Base Building,” as that term is defined below, then Landlord shall, at Tenant’s expense, make such changes to the Base Building. The “Base Building” shall include the structural portions of the Building, and the public restrooms and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord’s reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. Tenant represents and warrants that Tenant is a contractor licensed in the State of California. Landlord hereby acknowledges that Tenant is a general contractor and, provided Tenant maintains a current contractor’s license with the State of Califomia, hereby approves Tenant as the general contractor to perform any Alterations pursuant to this Article 8. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Francisco in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the “as built” drawings of the Alterations (to the extent such Alterations are of the type and scope for which such plans are typically prepared) as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

8.3                               Payment for Improvements. If payment is made directly to contractors, Tenant shall comply with Landlord’s requirements for final lien releases and waivers in connection with

Tenant’s payment for work to contractors. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord’s involvement with such work. If Tenant does not order the work directly from Landlord, Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket costs and expenses actually incurred in connection with Landlord’s review of such work.

8.4                               Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries “Builder’s All Risk” insurance in an amount approved by Landlord, in Landlord’s reasonable discretion, covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, to the extent any Alteration is reasonably anticipated to cost in excess of $100,000.00, Landlord may, in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

8.5                               Landlord’s Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Furthermore, prior to the expiration or earlier termination of this Lease, Tenant shall, at Tenant’s expense, remove any Alteration designated by Landlord and restore the same to the condition existing prior to the installation of such Alteration (provided such previous condition did not require any repair, in which event Tenant shall restore the same to the condition existing as of the completion of the initial Tenant Improvements), subject to the terms of Section 8.2, above. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises, and return the affected portion of the Premises to the condition required hereunder, as reasonably determined by Landlord, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant,

and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys’ fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord’s option shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Project, Building and Premises.

ARTICLE 10

INSURANCE

10.1                        Indemnification and Waiver.

10.1.1              Tenant Indemnification and Waiver. Except to the extent caused by the negligence or willful misconduct of Landlord or “Landlord Parties,” as that term is defined hereinbelow, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, “Landlord Parties”) shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys’ fees) incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers’, accountants’ and attorneys’ fees. Further, Tenant’s agreement to indemnify Landlord pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Tenant’s indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

10.1.2              Landlord Indemnification. Landlord agrees to indemnify Tenant and hold it harmless from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys’ fees) incurred in connection with or arising from any loss, including, without limitation, any loss by reason of injury to person or property, caused by Landlord’s or its agents’ gross negligence or willful misconduct. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Landlord, upon Tenant’s request, will, at Landlord’s expense, resist and defend such action, suit or proceeding, itself or through counsel designated by the applicable insurer, or otherwise reasonably approved by Tenant. The obligations of Landlord under this Section 10.1.2 shall survive the termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such termination.

10.2                        Landlord’s General Liability and Fire and Casualty Insurance. Landlord shall carry commercial general liability insurance with respect to the Building during the Lease Term, and shall further insure the Building during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Building shall, at a minimum, be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings (provided that in no event shall Landlord be required to carry earthquake insurance). Tenant shall, at Tenant’s expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord within thirty (30) days following Landlord’s request therefor (which request shall include reasonable back-up documentation) for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.3                        Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.

10.3.1              Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant’s operations, and contractual liabilities (covering the performance by

Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

Bodily Injury and	$5,000,000 each occurrence
Property Damage Liability	$5,000,000 annual aggregate

Personal Injury Liability	$5,000,000 each occurrence
$5,000,000 annual aggregate
0% Insured’s participation

10.3.2              Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) the “Tenant Improvements,” as that term is defined in Section 2.1 of the Tenant Work Letter, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the “Original Improvements”), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

10.3.3              Worker’s Compensation and Employer’s Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

10.3.4              Business Interruption Insurance in the amount necessary to insure payment of Tenant’s obligations to pay Rent hereunder for a period of not less than twelve (12) months.

10.4                        Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord reasonably specifies, in writing, as an additional insured, including Landlord’s managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best’s Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non¬contributing with any insurance requirement of Tenant (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days’ prior written notice shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver said policy or policies or, at Tenant’s option, certificates of such policies (including endorsements) thereof to Landlord on or before the Lease Commencement

Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, within five (5) days following written notice from Landlord to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

10.5                        Subrogation. Landlord and Tenant intend that, notwithstanding any other provision of this Lease to the contrary, their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. Accordingly, notwithstanding any other provision of this Lease to the contrary, the parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right of the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

10.6                        Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, as the same may be extended, at Tenant’s sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord, but in no event shall such increased amounts of insurance or such other reasonable types of insurance be in excess of that generally requested by landlords of Comparable Buildings.

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1                        Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under Sections 10.3.2(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and

Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repair of the damage, or as soon as such additional costs are known. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant’s occupancy, Landlord shall allow Tenant a proportionate abatement of Rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, however, that if the damage or destruction is due to the negligence or wilful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand) and there shall be no rent abatement. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

11.2                        Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within one hundred twenty (120) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be, and Landlord elects to terminate the leases of all other tenants of the Project similarly affected by the damage and destruction; (iii) the damage is not fully covered by Landlord’s insurance policies or the coverage which would have been afforded had Landlord maintained the insurance required under this Lease, and Landlord elects to terminate the leases of all other tenants of the Project similarly affected by the damage and destruction; or (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; or (v) the damage occurs during the last eighteen (18) months of the Lease Term. If Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within one hundred eighty days (180) days after being commenced (which one hundred eighty days (180) day period shall be subject to execution as a result of any “Force Majeure” as that term is defined in Section 29.16, below), Tenant may elect, within thirty (30) days after the date of Landlord’s notice, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs to be made by Landlord are not actually completed within two hundred seventy (270) day period (which period may be extended up to ninety (90) days for an event of Force Majeure), then Tenant shall have the right to tenninate this Lease during the first five (5) business days of each calendar month following the end of such period until such time as the repairs to be made by Landlord are complete, by notice to Landlord (the “Damage Termination Notice”), effective as of a date set forth in the Damage Termination Notice (the “Damage Termination Date”), which Damage Termination Date shall not be less than ten (10) business days following the end of each such month. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord’s receipt of the Damage Termination Notice, a certificate of Landlord’s contractor responsible for the repair of the damage certifying that it is such contractor’s good faith judgment that the repairs to be made by Landlord shall be substantially completed within thirty (30) days after the Damage Termination Date. If such repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if such repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period.

11.3                        Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

ARTICLE 13

CONDEMNATION

If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1                        Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than twenty (20) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the “Transfer Premium”, as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord (provided such information is requested by Landlord within ten (10) days following Tenant’s submission to Landlord of the Transfer Notice) which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, (v) any proposed sublease document, if applicable, which sublease document shall contain language stating that in the event Landlord and Tenant terminate this Lease for any reason or for no reason, such subtenant acknowledges and agrees that the sublease shall automatically terminate and be of no further force or effect, and (vi) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E (which estoppel certificate shall be modified, as appropriate, to contain accurate information). Landlord shall approve or disapprove of the proposed transfer within twenty (20) days following Landlord’s receipt of the applicable Transfer Notice and all documents requested by Landlord pursuant to this Section 14.1 (the “Review Period”). In the event Landlord fails to respond to any request for consent to a Transfer within the Review Period, then Tenant shall have the right to provide Landlord with a second (2nd) request for consent (the “Second Request”). The Second Request shall specify the terms of the first request, and specifically state that Landlord’s failure to respond within ten (10) days following Landlord’s receipt of the Second Request shall be deemed Landlord’s approval of such proposed Transfer. In the event Landlord fails to respond to Tenant’s Second Request with ten (10) clays following Landlord’s receipt of the Second Request, the Proposed Transfer shall be deemed to have been approved by Landlord. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord, within thirty (30) days after written request by Landlord.

14.2                        Landlord’s Consent. Landlord shall not unreasonably withhold or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. In the event Landlord withholds its consent to the proposed Transfer, in its notice to Tenant, Landlord shall set forth in reasonable detail the basis for its determination. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

14.2.1              The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

14.2.2              The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3              The Transferee is either a governmental agency or instrumentality thereof;

14.2.4              The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

14.2.5              The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

14.2.6              The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

14.2.7              Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, is negotiating or has negotiated within the past three (3) months with Landlord to lease space in the Project, provided that Landlord has space in the Project reasonably consistent with the Transferee’s rentable area requirements.

14.2.8              The Transferee does not intend to occupy the Subject Space and conduct its business therefrom for a substantial portion of the term of the Transfer. If Landlord consents (or is deemed to have consented) to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would economically cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding Landlord’s consent to any sublease pursuant to this Article 14, in the event Landlord and Tenant elect to terminate this Lease for any reason or for no reason, any such sublease shall automatically terminate and be of no further force or effect. Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

14.3                        Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined ‘in this Section 14.3, received by Tenant from such Transferee; provided, however, that Tenant shall not be required to pay to Landlord any Transfer Premium until such time as Tenant has recovered all applicable “Subleasing Costs,” as that term is defined hereinbelow. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any commercially reasonable brokerage commissions in connection with the Transfer, (iii) reasonable legal fees in connection with the Transfer, and (iv) reasonable out-of-pocket costs of advertising the Subject Space related to the Transfer (items (i), (ii), (iii) and (iv) collectively referred to herein as the “Subleasing Costs”). “Transfer Premium” shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

14.4                        Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14 and except as set forth in Section 14.8, below, Landlord shall have the option, by giving written notice to Tenant within twenty (20) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space, as of the date stated in the Transfer Notice as the effective date of the proposed Transfer. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

14.5                        Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlords request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, if any, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its. authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord’s reasonable costs of such audit.

14.6                        Additional Transfers. Except as set forth in Section 14.8, below, for purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent (25%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of twenty-five percent (25%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of twenty-five percent (25%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

14.7                        Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person. If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

14.8                        Non-Transfers. Notwithstanding anything to the contrary contained in this Article 14, neither (i) an assignment to an entity which acquires all or substantially all of the stock or assets of Tenant, (ii) an assignment of the Premises to a transferee which is the resulting entity of a merger or consolidation of Tenant with another entity, nor (iii) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant) (collectively, “Affiliates”), shall be deemed a Transfer under this Article 14, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease or such Affiliate (excluding any documentation regarding the economic terms of the merger or sale transaction, but including documentation regarding the assignment or subletting), and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. “Control,” as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND  REMOVAL OF TRADE FIXTURES

15.1                        Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

15.2                        Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, damage from a casualty which is Landlord’s obligation to repair under Article 11 of this Lease, and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises (the “Tenant Personal Property”), and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal Landlord shall have the right, at Tenant’s sole cost and expense, to dispose of any Tenant Personal Property remaining in the Premises after Tenant’s vacation of the same in any manner Landlord sees fit.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Rent applicable during the last rental period of the Lease Term under this Lease for the first two (2) months following the expiration or earlier termination of this Lease, and two hundred percent (200%) thereafter. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

ARTICLE 17

ESTOPPEL CERTIFICATES

Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term (but no more than once per a calendar year), Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. In connection with an assignment of the Lease by Tenant pursuant to Section 14.8, above, Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same time periods set forth above, with such changes to the Estoppel certificate as are reasonably necessary to reflect that the estoppel certificate is being given by Landlord to Tenant rather than from Tenant to Landlord or a lender.

ARTICLE 18

SUBORDINATION

This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. In consideration of, and as a condition precedent to, Tenant’s agreement to permit its interest pursuant to this Lease to be subordinated to any particular future ground or underlying lease of the Building or the Project or to the lien of any mortgage or trust deed, first encumbering the Building or the Project following the date hereof, and to any renewals, extensions, modifications, consolidations and replacements thereof, Landlord shall deliver to Tenant a commercially reasonable non-disturbance agreement executed by the landlord under such ground lease or underlying lease or the holder of such mortgage or trust deed, as appropriate. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord’s interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. Tenant shall, within ten (10) business days of request by Landlord from time to time, (i) execute a commercially reasonable Nondisturbance and

Attomment Agreement in the form reasonably approved by Landlord’s mortgagee in favor of any mortgagee of the Building or Project, and (ii) execute any other commercially reasonable form of nondisturbance and attornment agreement (or subordination, nondisturbance and attornment agreement, or subordination of the applicable mortgagee’s lien) reasonably required by any mortgagee of the Building or Project which provides comparable nondisturbance protection to Tenant in the event of a foreclosure. Following the full execution and delivery of this Lease, Landlord shall use commercially reasonable efforts to obtain from the holder of the deed of trust encumbering the property as of the date hereof (the “Lender”), a commercially reasonable subordination, non-disturbance and attornment agreement in favor of Tenant. In no event shall Landlord be liable for the failure or refusal of Lender to deliver any such subordination, non-disturbance and attornment agreement.

ARTICLE 19

DEFAULTS; REMEDIES

19.1                        Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

19.1.1              Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within three (3) business days after written notice that the same was not paid when due; or

19.1.2              Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default, but in no event exceeding a period of time in excess of sixty (60) days after written notice thereof from Landlord to Tenant; or

19.1.3              To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding’ under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant’s assets located upon the Premises or of Tenant’s interest in this Lease, unless such seizure is discharged within thirty (30) days; or

19.1.4              Abandonment or vacation of all or a substantial portion of the Premises by Tenant; or

19.1.5              The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than three (3) business days after notice from Landlord.

19.1.6              Tenant’s failure to occupy the Premises within one hundred eighty (180) days after the Lease Commencement Date.

The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

19.2                        Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1              Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(i)                                     The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii)                                  The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii)                               The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv)                              Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(v)                                 At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2              Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3              Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

19.3                        Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises within ten (10) days of notice from Landlord, or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. In the event of Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.4                        Form of Payment After Default. Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of money order, cashier’s or certified check drawn on an institution acceptable to Landlord, or by other means reasonably approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

19.5                        Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to

Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

SECURITY DEPOSIT

Concurrent with Tenant’s execution of this Lease, Tenant shall deposit with Landlord a security deposit (the “Security Deposit”) in the amount set forth in Section 8 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit necessary for the payment of any Rent or any other sum in default and Tenant shall, within ten (10) days following demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute.

ARTICLE 22

INTENTIONALLY DELETED

ARTICLE 23

SIGNS

23.1                        Full Floors. Subject to Landlord’s prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

23.2                        Multi-Tenant Floors. If other tenants occupy space on the floor on which the Premises is located, Tenant’s identifying signage shall be provided by Landlord, at Tenant’s cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord’s Building standard signage program.

23.3                        Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

23.4                        Building Directory. Tenant shall be provided one (1) line on the Building directory to display Tenant’s name and location in the Building.

ARTICLE 24

COMPLIANCE WITH LAW

Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (collectively, the “Applicable Laws”). At its sole cost and expense, Tenant shall promptly comply with all such Applicable Laws which relate to (i) Tenant’s use of the Premises, (ii) the Alterations or “Tenant Improvements,” as that term is defined in Section 2.1 of the Tenant Work Letter attached hereto as Exhibit B, in the Premises, or (iii) the base Building, but as to the base Building, only to the extent such obligations are triggered by Tenant’s Alterations, the Tenant Improvements, or Tenant’s use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement a occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 24. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the base Building, provided, that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord’s failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would unreasonably and materially affect the safety of Tenant’s employees or create a significant health hazard for Tenant’s employees. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24, but only to the extent consistent with the terms of Section 4.2.4, above.

ARTICLE 25

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the highest rate permitted by applicable law.

ARTICLE 26

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

26.1                        Landlord’s Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by. Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

26.2                        Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within thirty (30) days following delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant’s obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the

Premises to prospective purchasers or mortgagees, or to current or prospective mortgagees, ground or underlying lessors or insurers, or during the last nine (9) months of the Lease Term, to tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises, the premises of other tenants in the Building, or the Building, or for structural alterations, repairs, additions, or improvements to the Building or the Building’s systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent (except as specifically set forth in Section 6.5 above) and may take such reasonable steps as required to accomplish the stated purposes; provided, however, except for (i) emergencies, (ii) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, or (iii) repairs which are the obligation of Tenant, hereunder, Landlord shall use commercially reasonable efforts not to adversely interfere with Tenant’s use or access to the Premises. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

ARTICLE 28

INTENTIONALLY DELETED

ARTICLE 29

MISCELLANEOUS PROVISIONS

29.1                        Terms; Captions. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

29.2                        Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

29.3                        No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant’s obligations under this Lease.

29.4                        Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project reasonably require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within twenty (20) days following a request therefor. Landlord agrees that Landlord shall reimburse Tenant its reasonable costs in connection with Tenant’s review and approval of such modifications (provided that reimbursement by Landlord shall in no event exceed $1,000.00). At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form- of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

29.5                        Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease not accrued as of the date of the transfer, and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer upon agreement by such transferee to fully assume and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

29.6                        Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

29.7                        Landlord’s Title. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

29.8                        Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

29.9                        Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

29.10                 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

29.11                 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

29.12                 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

29.13                 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, provided that in no event shall such liability extend to any sales proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under this Lease under any circumstances for injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

29.14                 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

29.15                 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

29.16                 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant’s obligations under Articles 5 and 24 of this Lease (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure.

29.17                 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

29.18                 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested (“Mail”), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant or Landlord at the appropriate address set forth in Section 9 or 10 of the Summary, as appropriate, or to such other place as either party may from time to time designate in a Notice to the other. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted (unless such transmission occurs after 5:00 p.m., in which event notice will be deemed given on the next succeeding business day), (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord’s mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant’s exercising any remedy available to Tenant. In the event delivery is made on a weekend or a holiday, such delivery shall be deemed to have occurred on the next succeeding business day.

29.19                 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

29.20                 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant’s state of incorporation and (ii) qualification to do business in California.

29.21                 Attorneys’ Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

29.22                 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS. LEASE,. THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

29.23                 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.24                 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 11 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

29.25                 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.26                 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.27                 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

29.28                 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning and real estate consultants.

29.29                 Transportation Management. Landlord has entered into an agreement with the Department of City Planning to implement a Transportation Management Program (“TMP”) for tenants and their employees, and to participate in a program designed to coordinate commute alternatives, marketing, and brokerage for greater downtown employees. During the term of the TMP, Landlord agrees to provide transportation brokerage and commute assistance services to Tenant, and to assist Tenant in meeting the transportation needs of its employees. Tenant agrees to cooperate with and assist Landlord’s TMP Coordinator (“Coordinator”), through designation of a responsible employee, to distribute to Tenant’s employees written materials encouraging the use of public transit and ridesharing, and to distribute and return to the Coordinator transportation survey questionnaire forms.

29.30                 Building Renovations.

29.30.1                               General. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Project, Premises or the Building, or the areas in the vicinity of the Project have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the “Renovations”) the Project, the Building and/or the Premises including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and (iv) creating additional parking areas or occupied space within the Project, and (v) adding additional floors to the Building and completing related structural changes to the Building in connection with such additional floors, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building and/or the Premises, as applicable, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building and/or the Premises, as applicable, which work may create noise, dust or leave debris in the Building and/or the Premises, as applicable. In connection with such Renovations, the Landlord may enter the Premises at all reasonable times, and upon reasonable notice to Tenant, in accordance with Article 27, above, to construct such Renovations. Similarly, other properties in the vicinity of the Project may undergo substantial construction or renovation during the Lease Term (the “Area Renovations”), which may cause substantial disturbance to traffic and parking, and may cause dust, noise and vibrations which may affect the Project. Tenant hereby agrees that such Renovations or Area. Renovations and Landlord’s actions in connection with such Renovations or Area Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent (except as specifically set forth in Section 6.5 above). Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the Renovations or Area Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations or Area Renovations or Landlord’s actions in connection with such Renovations or Area Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Area Renovations or Landlord’s actions. Landlord shall use commercially reasonable efforts to minimize any interference with Tenant’s use of and access to the Premises resulting from Renovations by Landlord.

29.30.2                               Seismic Upgrades. Tenant hereby acknowledges that Landlord shall have the right to enter the Premises, in accordance with Article 27, above, to renovate the Building and/or the Premises for voluntary seismic upgrades, the scope and extent of which shall be determined by Landlord, in Landlord’s sole discretion (the “Seismic Upgrades”). In connection with such Seismic Upgrades to be constructed in the Premises, if any, Landlord shall (i) give Tenant a minimum of sixty (60) days prior written notice of such Seismic Upgrades, which notice shall specify the area in the Premises in which the Seismic Upgrade work is to occur, (ii) use commercially reasonable efforts to minimize material interference with Tenant’s use of the Premises, (iii) provide to Tenant a plan of the Seismic Upgrades which shall affect the Premises and the anticipated time of construction within the Premises; (iv) use commercially reasonable efforts to keep the Premises reasonably “dust free,” with respect to the construction of the Seismic Upgrade work, including, if necessary, installing a barrier as mutually and reasonably determined by Landlord and Tenant, in Landlord’s reasonable discretion, in the area of the Premises in which the Seismic Upgrade work is being completed; and (v) not conduct

Seismic Upgrade work in the Premises during Building Hours to the extent that the Seismic Upgrade work would cause material interference with Tenant’s use of the Premises, and, during Building Hours, Landlord shall use commercially reasonable efforts to minimize the noise from the construction of the Seismic Upgrades. In addition, Tenant hereby acknowledges and agrees that, in connection with the Seismic Upgrades, components the configuration of Tenant’s Premises may be permanently moved, modified or otherwise altered by Landlord (the “Seismic Alterations”). The specific plans for such Seismic Alterations shall be subject to the reasonable prior approval of Tenant and shall be consistent with Building standards. Tenant hereby acknowledges and agrees that such Seismic Upgrades and Landlord’s actions in connection with such Seismic Upgrades shall in no way constitute a constructive eviction of Tenant, and that a portion of the usable square footage of the Premises may be permanently taken by Landlord relating to such Seismic Upgrades. Landlord shall not be liable for any inconvenience or annoyance to Tenant or Tenant’s visitors, or for any direct or indirect injury to or interference with Tenant’s business arising from the Seismic Upgrades, provided, however, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and are not occupied by Tenant as a result thereof. Except as specifically set forth herein, Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Seismic Upgrades or Landlord’s actions in connection with such Seismic Upgrades, or for any inconvenience or annoyance occasioned by such Seismic Upgrades or Landlord’s actions.

29.31                 No Violation. Tenant hereby wan-ants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, arising from Tenant’s breach of this warranty and representation.

29.32                 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the “Lines”) at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent, which consent shall not be unreasonably withheld, use an experienced and qualified contractor reasonably approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition. Landlord makes no representation or assurances with regard to the suitability, available or capacity of the Building’s telephone and communication distribution network or risers within or service to the Building for Tenant’s communication needs.

29.33                 Development of the Project.

29.33.1S                        Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

29.33.2                               The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the “Other Improvements”) are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to convey all or any portion of the Project or any other of Landlord’s rights described in this Lease.

29.33.3                               Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant’s occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

“Landlord”:

PWREF/MCC-CHINA BASIN L.L.C., a Delaware lirnited liability company

By:
Its:

“Tenant”:

BCCI CONSTRUCTION COMPANY, a California corporation

By:
Its:

By:
Its:

EXHIBIT A

CHINA BASIN LANDING  OUTLINE OF PREMISES

EXHIBIT A

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EXHIBIT B

CHINA BASIN LANDING

TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of “this Lease” shall mean the relevant portions of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B, and alI references in this Tenant Work Letter to Sections of “this Tenant Work Letter” shall mean the relevant portions of Sections 1 through 5 of this Tenant Work Letter.

SECTION 1

DELIVERY OF THE PREMISES AND BASE BUILDING

Landlord shall deliver the Premises and “Base Building,” as that term is defined below, to Tenant, and Tenant shall accept the Premises and Base Building from Landlord in their presently existing, “as-is” condition. The “Base Building” shall consist of those portions of the Premises which were in existence prior to the construction of the tenant improvements in the Premises for the prior tenant of the Premises.

SECTION 2

TENANT IMPROVEMENTS

2.1                               Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the “Tenant Improvement Allowance”) in the amount of $20.00 per rentable square foot of the Premises for the costs relating to the initial design and construction of Tenant’s improvements, which are permanently affixed to the Premises (the “Tenant Improvements”). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. Landlord shall additionally reimburse Tenant up to an amount not to exceed the amount of any unused portion of the Tenant Improvement Allowance for the reasonable costs incurred by Tenant in connection with the initial costs for cabling and telephone installation in the Premises (the “Cabling Expenses”), in accordance with Landlord’s disbursement procedures, as set forth below. Tenant shall have no right to use or receive any portion of the Tenant Improvement Allowance which may remain after the construction of the Tenant Improvements and reimbursement of the Cabling Expenses.

2.2                               Disbursement of the Tenant Improvement Allowance.

2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the “Tenant Improvement Allowance Items”):

EXHIBIT B

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2.2.1.1 Payment of the fees of the “Architect” and the “Engineers,” as those terms are defined in Section 3.1 of this Tenant Work Letter, payment of the reasonable fees incurred by, and the cost of documents, and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of the “Construction Drawings,” as that term is defined in Section 3.1 of this Tenant Work Letter;

2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors’ fees and general conditions;

2.2.1.4 The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the “Code”);

2.2.1.6 Sales and use taxes and Title 24 fees; and

2.2.1.7 All other reasonable costs to be reasonably expended by Landlord in connection with the construction of the Tenant Improvements.

2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

2.2.2.1 Monthly Disbursements. On or before the day of each calendar month, as reasonably determined by Landlord and Tenant, during the construction of the Tenant Improvements, Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a commercially reasonable form to be provided by Landlord, showing the schedule, by trade, of percentage of cornpletion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of “Tenant’s Agents,” as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises; (iii) executed mechanic’s lien releases from all of Tenant’s Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord in writing. Tenant’s request for payment shall be deemed Tenant’s acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant’s payment request. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”), and (B) the balance

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of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the “Approved Working Drawings,” as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.

2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable jointly to Tenant, as Contractor, as set forth below, shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant’s use of such other tenant’s leased premises in the Building and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of this Lease.

2.3                               Standard Tenant Improvement Package. Landlord has established specifications (the “Specifications”) for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the “Standard Improvement Package”), which Specifications shall be supplied to Tenant by Landlord. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that the Tenant Improvements shall comply with certain Specifications as designated by Landlord. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.

SECTION 3

CONSTRUCTION DRAWINGS

3.1                               Selection of Architect/Construction Drawings. Tenant shall retain an architect/space planner designated by Tenant and reasonably approved by Landlord (the “Architect”) to prepare the “Construction Drawings,” as that term is defined in this Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the Base Building. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” All Construction

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Drawings shall comply with the reasonable drawing format and specifications determined by Landlord, and shall be subject to Landlord’s approval, which approval shall not be unreasonably conditioned or withheld unless a “Design Problem,” as that term is defmed in Section 3.3, below, exists, in which event, Landlord’s approval shall be in Landlord’s sole discretion. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

3.2                               Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the “Final Space Plan”) shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. In the event Landlord disapproves of the Final Space Plan, Landlord shall return the Final Space Plan to Tenant with detailed requested revisions. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

3.3                               Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the “Final Working Drawings” (as that term is defmed below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Working Drawings”) and shall submit the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, unless a Design Problem, exists, in which event Landlord’s approval shall be in its sole discretion. A “Design Problem” shall mean a condition which will (i) have an effect on the structural integrity of the Building; (ii) not be in compliance with Code; (iii) have an adverse effect on the systems and equipment of the Building; (iv) have an effect on the exterior appearance of the Building; and/or (v) unreasonably interfere with the normal and customary business operations of other tenants or occupants of the Building or Project. Tenant

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shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1                               Tenant’s Selection of Contractors.

4.1.1 The Contractor. Tenant represents and warrants that it is a contractor licensed in the State of California. Tenant shall act as the general contractor (the “Contractor”) to construct the Tenant Improvements.

4.1.2 Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as “Tenant’s Agents”) must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant’s proposed subcontractors, laborers, materiahnen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord’s written approval.

4.2                               Construction of Tenant Improvements by Tenant’s Agents.

4.2.1 Construction Contract; Cost Budget. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.7, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the “Final Costs”). If the Final Costs equal an amount greater than the amount of the Tenant Improvement Allowance (after deducting from the Tenant Improvement Allowance any

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amounts expended in connection with the preparation of the Construction Drawings, and the cost of all other Tenant Improvement Allowance Items incurred prior to the commencement of construction of the Improvements) (the “Over-Allowance Amount”), then Tenant shall pay a percentage of each amount requested by the Contractor or otherwise disbursed under this Tenant Work Letter, which percentage shall be equal to the Over-Allowance Amount divided by the amount of the Final Costs, and such payment by Tenant shall be a condition to Landlord’s obligation to pay any amounts of Tenant Improvement Allowance. In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Tenant in accordance with this Section 4.2.1, as an addition to the Over-Allowance Amount.

4.2.2 Tenant’s Agents.

4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant’s Agents shall submit schedules of all work relating to the Tenant’s Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant’s Agents of any changes which are necessary thereto, and Tenant’s Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all rules made by Landlord’s Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

4.2.2.2 Indemnity. Tenant’s indemnity of Landlord as set forth in this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

4.2.2.3 Requirements of Tenant’s Agents. Each of Tenant’s Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant’s Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or

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common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4,2.2A Insurance Requirements.

4.2.2.4.1 General Coverages. All of Tenant’s Agents shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in this Lease.

4.2.2.4.2 Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not lirnited to, the requirement that all of Tenant’s Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in this Lease.

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant’s Agents. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

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4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications.

4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or Iife-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant’s use of such other tenant’s leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord’s satisfaction.

4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord’s request, certain of Tenant’s Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor’s current request for payment.

4.3                               Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings

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within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

SECTION 5

LEASE COMMENCEMENT DATE DELAYS

5.1                               Lease Commencement Date Delays. The Lease Commencement Date shall occur as provided in Section 2.1 of the Lease, provided that the Lease Commencement Date shall be delayed by the number of days of delay of the “substantial completion of the Tenant Improvements,” as that term is defined below in this Section 5, in the Premises which is caused solely by a “Commencement Date Delay.” As used herein, the term “Commencement Date Delay” shall mean only a “Force Majeure Delay” or a “Landlord Caused Delay,” as those terms are defined below in this Section 5.1. As used herein, the term “Force Majeure Delay” shall mean only an actual delay resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lockouts (which objectively preclude Tenant from obtaining from any reasonable source of union labor or substitute materials at a reasonable cost necessary for completing the Tenant Improvements), or governmental acts (which do not specifically relate to the construction of the Tenant Improvements and which objectively preclude construction of tenant improvements in the Building by any person). Notwithstanding anything to the contrary contained herein, a Force Majeure Delay shall not include any of the foregoing delays to the extent caused by the negligence or willful misconduct of Tenant, its contractors or agents. As used in this Tenant Work Letter, a “Landlord Caused Delay” shall mean only an actual delay resulting from the failure of Landlord to timely approve or disapprove the Construction Drawings, the Final Space Plan and/or the Approved Working Drawing, and such failure results in an actual delay of the completion of the Tenant Improvements.

5.2                               Determination of Commencement Date Delay. If Tenant contends that a Commencement Date Delay has occurred, Tenant shall notify Landlord in writing within two (2) business days of each of (i) the date upon which such Commencement Date Delay becomes known to Tenant, Architect, or Contractor and (ii) the date upon which such Commencement Date Delay ends (the “Termination Date”). Tenant’s failure to deliver either or both of such notices to Landlord within the required time period shall be deemed to be a waiver by Tenant of the contended Commencement Date Delay to which such notices would have related. If such actions, inaction or circumstances described in the notice set forth in clause (i), above (the “Delay Notice”) are not cured by Landlord within two (2) business day of receipt of the Delay Notice and if such actions, inaction or circumstances otherwise qualify as a Commencement Date Delay, then a Commencement Date Delay shall be deemed to have occurred commencing as of the date of Landlord’s receipt of the Delay Notice and ending as of the Termination Date.

5.3                               Definition of Substantial Completion of the Tenant Improvements. For purposes of this Section 5, “substantial completion of the Tenant Improvements” shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the “Approved Working Drawings,” with the exception of any punch list items, any furniture, fixtures, work-stations, built-in furniture or equipment (even if the same requires installation or electrification by

9

Tenant’s Agents), and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the anticipated date of the Lease Commencement Date).

SECTION 6

MISCELLANEOUS

6.1                               Tenant’s Representative. Tenant has designated Mr. Mike Scribner as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.2                               Landlord’s Representative. Landlord has designated the general manager of the Project as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

6.3                               Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

6.4                               Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

6.5                               Removal of Tenant Improvements. At such time as Landlord approves the Tenant Improvements pursuant to the terms of this Tenant Work Letter, Landlord shall provide written notice to Tenant designating those portions of the Tenant Improvements which will be required to be removed, in accordance with the terms of the Lease, prior to the expiration or earlier termination of the Lease. If and to the extent Landlord fails to specify that any Tenant Improvements are to be removed upon the expiration or earlier termination of this Lease, Tenant shall have no obligation to remove such Tenant Improvements.

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EXHIBIT C

CHINA BASIN LANDING

NOTICE OF LEASE TERM DATES

To:

Re:                             Office Lease dated                         , 20_ between                         , a                          (“Landlord”), and                         , a (‘Tenant”) concerning Suite                          on floor(s)                          of the office building located at                          San Francisco, California.

Gentlemen:

In accordance with the Office Lease (the “Lease”), we wish to advise you and/or confirm as follows:

1.                                      The Lease Tenn shall commence on or has commenced on                          for a term of                          ending on

2.                                      Rent commenced to accrue on                         , in the amount of                         .

3.                                      If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4.                                      Your rent checks should be made payable to                          at                         .

5.                                      The exact number of rentable/usable square feet within the Premises is                          square feet.

6.                                      Tenant’s Share as adjusted based upon the exact number of usable square feet within the Premises is                    %.

“Landlord”:

a

By:
Its:

EXHIBIT C

1

Agreed to and Accepted
as of , 20

“Tenant”:

a

By:
Its:

2

EXHIBIT D

CHINA BASIN LANDING

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1.             Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock ‘changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

2.             Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents rnust be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

3.             No furniture, freight or equipment of any kind shall be brought into or removed from the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in

EXHIBIT D

3

any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

4.             No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

5.             The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

6.             Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord’s prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

7.             Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

8.             Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material. Tenant shall provide material safety data sheets for any Hazardous Material used or kept on the Premises.

9.             Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

10.          Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

11.          No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

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12.          The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

13.          Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

14.          Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

15.          Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, and shall refrain from attempting to adjust any controls. Tenant shall participate in recycling programs undertaken by Landlord

16.          Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in San Francisco, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant’s expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

17.          Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

18.          No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the

5

exterior windows of the Premises and shall promptly repair any such damage at Tenant’s sole cost and expense. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights. Tenant shall abide by Landlord’s regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

19.          Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

20.          No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

21.          No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

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EXHIBIT E

CHINA BASIN LANDING

FORM OF TENANT’S ESTOPPEL CERTIFICATE

The undersigned as Tenant under that certain Office Lease (the “Lease”) made and entered into as of                                   , 200      by and between                                    as Landlord, and the undersigned as Tenant, for Premises on the            floor(s) of the office building located at                                   , San Francisco, California                                   , certifies as follows:

1.             Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises and the project of which the Premises are a part.

2.             The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on     , and the Lease Term expires on     , and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

3.             Base Rent became payable on

4.             The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5.             Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6.             Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord’s mortgagee.

7.             All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through        . The current monthly installment of Base Rent is $     8.     To the best of Tenant’s knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

9.             No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

EXHIBIT E

1

10.          As of the date hereof, there are no existing defenses or offsets, to the undersigned’s knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

11.          If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

12.          There are no actions pending against the undersigned or any guarantor of the Lease under the bankruptcy or similar laws of the United States or any state.

13.          Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

14.          To the undersigned’s knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at                        on the                                    day of                                   , 20      .

“Tenant”:

a

By
Its:

By
Its:

2

FIRST AMENDMENT TO OFFICE LEASE

This FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 27th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

RECITALS:

A.            Landlord, as successor-in-interest to PWREF/MCC-CHINA BASIN L.L.C., a Delaware limited liability company, and Tenant entered into that certain Office Lease dated April 3, 2002 (the “Office Lease”), as supplemented by that Notice Of Lease Term Dates dated July 2, 2002 (the “Commencement Letter”) (the Office Lease and the Commencement Letter shall collectively be referred to as the “Lease”), whereby Landlord leased to Tenant and Tenant leased from Landlord those certain premises (the “Existing Premises”) commonly known as Suite 1200 and located on the ground floor of that certain building located at Wharfside Building located at 185 Berry Street, San Francisco, California 94107 (“Building”), and which Existing Premises is identified in the Lease as consisting of approximately 15,121 rentable square feet of space. The Building is part of a larger projection commonly known as “China Basin Landing” (the “Project”).

B.            Tenant desires to expand the Existing Premises to include that certain space consisting of approximately 5,031 rentable square feet of space, located on the ground floor of the Building (the “Expansion Premises”), as delineated on Exhibit A-1 attached hereto and made a part hereof, and to make other modifications to the Lease, and in connection therewith, Landlord and Tenant desire to amend the Lease as hereinafter provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1CAPITALIZED TERMS. ALL CAPITALIZED TERMS WHEN USED HEREIN SHALL HAVE THE SAME MEANING AS IS GIVEN SUCH TERMS IN THE LEASE UNLESS EXPRESSLY SUPERSEDED BY THE TERMS OF THIS FIRST AMENDMENT.

ARTICLE 2Remeasurement of the Premises and the Project. Landlord and Tenant acknowledge and agree that Landlord has remeasured the Premises and the Project, and that according to such remeasurement, the existing Premises and the Project shall for all purposes hereunder be deemed to consist of approximately 15,867 rentable square feet of space (as delineated on Exhibit A-3 attached hereto and made a part hereof) and approximately 913,712 rentable square feet of space, respectively. Notwithstanding the foregoing, such adjustment shall not modify the amounts, percentages and figures appearing or referred to in the Lease, as hereby amended, (including, without limitation, the amount of Rent) applicable to the Existing Premises prior to June 30, 2008.

ARTICLE 3Modification of the Expansion Premises. Landlord and Tenant hereby acknowledge that a portion of the Expansion Premises is currently located in a portion of the existing lobby of the Building. Tenant hereby acknowledges that Landlord is in the process of relocating such lobby (the “Lobby Relocation”) and that Landlord’s ability to deliver the Expansion Premises as outlined on Exhibit A-1 attached hereto and made a part hereof shall be subject to (i) Landlord’s receipt of all applicable building permits for such Lobby Relocation (the “Lobby Permits”), and (ii) the completion of the Lobby Relocation (collectively, the “Condition Precedent”). In the event that Landlord is unable to obtain such Lobby Permits using commercially reasonable efforts on or before October 31, 2007, then Landlord shall deliver an alternate layout of the Expansion Premises to Tenant as delineated on Exhibit A-2 attached hereto and made a part hereof (the “Alternate Expansion Premises”), which Alternate Expansion Premises shall be comprised of approximately 3,900 rentable square feet of space. In the event that pursuant to the preceding sentence Landlord delivers the Alternate Expansion Premises to Tenant, then the Alternate Expansion Premises shall be deemed to be the “Expansion Premises,” and all amounts, percentages and figures appearing or referred to in this First Amendment based upon the rentable square footage of the Expansion Premises (including, without limitation, the amount of Base Rent set forth in Section 6, Tenant’s Share of Direct Expenses as set forth in Section 7, and the amount of the Tenant Improvement Allowance as set forth in the Tenant Work Letter) shall be appropriately modified and documented in a written amendment to the Lease. Landlord agrees to use commercially reasonable efforts to satisfy the Condition Precedent. Landlord shall have no liability whatsoever to Tenant relating to or arising from Landlord’s inability or failure to cause the Condition Precedent to be satisfied.

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ARTICLE 4Modification of Premises. Effective as of the date (the “Expansion Commencement Date”) which is the earlier to occur of (i) the date upon which the Tenant Improvements in the Expansion Premises, as contemplated by the Tenant Work Letter attached hereto as Exhibit B are substantially completed (as that term is used in Section 5.3 of Tenant Work Letter), and (ii) one hundred eighty (180) days following the date upon which Landlord delivers the Expansion Premises to Tenant with Landlord’s Work Substantially Completed (as that term is hereinafter defined) (the “Expansion Delivery Date”), Tenant shall lease from Landlord and Landlord shall lease to Tenant the Expansion Premises. Consequently, effective upon the Expansion Commencement Date, the Existing Premises shall be increased to include the Expansion Premises. Landlord and Tenant hereby acknowledge that such addition of the Expansion Premises to the Existing Premises shall, effective as of the Expansion Commencement Date, increase the size of the Premises. The Existing Premises and the Expansion Premises may hereinafter collectively be referred to as the “Premises”. Effective as of July 1, 2008, the rentable square footage of the entire Premises shall equal approximately 20,898 rentable square feet, as delineated in Exhibit A-4 attached hereto and made a part hereof. As used herein, “Substantially Complete” means that the Landlord’s Work is completed to such an extent that Tenant may reasonably commence its construction of the Tenant Improvements in the Expansion Premises without material interference or interruption from Landlord.

ARTICLE 5Extension of Lease Term. Landlord and Tenant acknowledge that Tenant’s lease of the Existing Premises is scheduled to expire on June 30, 2008, pursuant to the terms of the Lease. Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby agree to extend the term of Tenant’s lease of the Existing Premises for a period of seven (7) years, from July 1, 2008 to June 30, 2015 (the “Lease Expiration Date”). The term of Tenant’s lease of the Expansion Premises shall expire coterminously with the term of Tenant’s lease of the Existing Premises on the Lease Expiration Date, unless sooner terminated as provided in the Lease, as hereby amended. The period of time commencing on July 1, 2008 and terminating on the Lease Expiration Date shall be referred to herein as the “Extended Term.” The period of time commencing on the Expansion Commencement Date and terminating on the Lease Expiration Date shall be referred to herein as the “Expansion Term.” At any time during the Extended Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

ARTICLE 6Base Rent.

6.1          Existing Premises. Subject to the terms of Section 3, above, prior to July 1, 2008, Tenant shall continue to pay Base Rent for the Existing Premises in accordance with the terms of Article 3 of the Office Lease.

6.2          Expansion Premises. Subject to the terms of Section 3, above, commencing on the Expansion Commencement Date and continuing through June 30, 2008, Tenant shall pay to Landlord (the payment of which shall

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otherwise be in accordance with the terms of Article 3 of the Office Lease) monthly installments of Base Rent for the Expansion Premises as follows:

Period During Expansion Term	Annualized Base Rent	Monthly Base Rent
Expansion Commencement Date - June 30, 2008	$166,023.00	$13,835.25

On or before the Expansion Commencement Date, Tenant shall pay to Landlord the Base Rent payable for the Expansion Premises for the first full month of the Expansion Term.

6.3          Entire Premises. Commencing on July 1, 2008, and continuing throughout the Extended Term, Tenant shall pay to Landlord (the payment of which shall otherwise be in accordance with the terms of Article 3 of the Office Lease) monthly installments of Base Rent for the entire Premises (i.e., the Existing Premises and the Expansion Premises) as follows:

Period During Expansion Term	Annualized Base Rent	Monthly Base Rent
July 1, 2008 - June 30, 2009	$665,016.00	$55,418.00
July 1, 2009 - June 30, 2010	$685,168.00	$57,097.33
July .1, 2010 - June 30, 2011	$705,320.00	$58,776.67
July 1, 2011 - June 30, 2012	$725,472.00	$60,456.00
July 1, 2012 - June 30, 2013	$745,624.00	$62,135.33
July 1, 2013 - June 30, 2014	$765,776.00	$63,814.67
July 1, 2014 - June 30, 2015	$785,928.00	$65,494.00

ARTICLE 7Tenant’s Share of Direct Expenses.

7.1          Existing Premises. Notwithstanding anything in the Lease, as hereby amended, to the contrary, with respect to all Direct Expenses arising or accruing prior to July 1, 2008, Tenant shall continue to pay Tenant’s Share of Direct Expenses in connection with the Existing Premises in accordance with the terms of the Lease, based upon a Tenant’s Share of 2.29% and a Base Year of Calendar Year 2002.

7.2          Expansion Premises. Except as specifically set forth in this Section 7.2, commencing on the Expansion Commencement Date and continuing through June 30, 2008, Tenant shall pay Tenant’s Share of Direct Expenses in connection with the Expansion Premises in accordance with the

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terms of Article 4 of the Office Lease, provided that, subject to the terms of Section 3, above, with respect to the calculation of Tenant’s Share of Direct Expenses in connection with the Expansion Premises, the following shall apply:

7.2.1       Tenant’s Share shall equal 0.551%; and

7.2.2       the Base Year shall be the calendar year 2008.

7.3          Entire Premises. Commencing on July 1, 2008, and continuing throughout the Extended Term, Tenant shall pay Tenant’s Share of Direct Expenses arising or accruing on and after July 1, 2008, in connection with the entire Premises (i.e., the Existing Premises and the Expansion Premises) in accordance with the terms of Article 4 of the Office Lease, provided that with respect to the calculation of Tenant’s Share of Direct Expenses in connection with the entire Premises, the following shall apply.

7.3.1       Tenant’s Share shall equal 2.287%; and

7.3.2       the Base Year shall be the calendar year 2008.

ARTICLE 8Right of First Offer on Ground Floor Space. In connection with the Lobby Relocation, as set forth in Section 4, above, Landlord anticipates constructing an approximately 2,163 rentable square foot premises on the ground floor of the Building (the “Ground Floor Space”), as set forth more particularly on Exhibit A-5 attached hereto and made a part hereof (provided, however, in the event that the Alternate Expansion Premises is delivered to Tenant, then the Ground Floor Space shall be the approximately 1,378 rentable square feet of space set forth more particularly on Exhibit A-6 attached hereto and made a part hereof. In the event that (i) if at any time during the term of the Lease Landlord completes such Lobby Relocation and constructs such Ground Floor Space, and (ii) Landlord desires to lease such Ground Floor Space for office use (as opposed to retail uses), Landlord hereby grants to the Original Tenant a one-time right of first offer• on such Ground Floor Space (as used herein, the “Ground Floor First Offer Space”). Subject to the foregoing, Tenant shall not have any right of first offer on the Ground Floor Space in any transaction where Landlord elects, in its sole discretion, to lease the Ground Floor Space for retail uses.

8.1          Procedure for Offer. Landlord shall notify Tenant (the “Ground Floor First Offer Notice”) when and if Landlord elects to utilize the Ground Floor First Offer Space for office use (as opposed to retail uses) and such Ground Floor First Offer Space becomes available for lease to third parties. Pursuant to such Ground Floor First Offer Notice, Landlord shall offer to lease to Tenant the entire Ground Floor First Offer Space. The Ground Floor First Offer Notice shall describe the Ground Floor First Offer Space and shall set forth the “Ground Floor First Offer Rent,” as that term is defined in Section 8.3 below, and the other economic terms (including, without limitation, the amount of any

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improvement allowance) upon which Landlord is willing to lease such space to Tenant.

8.2          Procedure for Acceptance. If Tenant wishes to exercise Tenant’s right of first offer with respect to the Ground Floor First Offer Space, then within five (5) business days following delivery of the Ground Floor First Offer Notice to Tenant, Tenant shall deliver written notice to Landlord of Tenant’s election to exercise its right of first offer with respect to the entire Ground Floor First Offer Space on the terms contained in such notice. If Tenant does not notify Landlord within the five (5) business day period set forth above, then Landlord shall be free to lease the Ground Floor First Offer Space to anyone to whom Landlord desires on any terms Landlord desires. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its tight of first offer, if at all, with respect to all of the Ground Floor First Offer Space, and Tenant may not elect to lease only a portion thereof.

8.3          Ground Floor First Offer Space Rent. The “Rent,” as that term is defined in Section 4.1 of the Office Lease, payable by Tenant for the Ground Floor First Offer Space (the “Ground Floor First Offer Rent”) shall be equal to the “then prevailing fair market rent,” as that term is defined in Section 2.2.2 of the Lease (with appropriate modifications thereto to reflect that such then prevailing fair market rent shall be applicable to the Ground Floor First Offer Space as opposed to the Premises), for the Ground Floor First Offer Space.

8.4          Construction In Ground Floor First Offer Space. Subject to the terms of the Ground Floor First Offer Notice, Tenant shall take the Ground Floor First Offer Space in its “as is” condition, and the construction of improvements in the Ground Floor First Offer Space shall comply with the terms of Article 8 of the Office Lease, as hereby amended.

8.5          Amendment to Lease. If Tenant timely exercises Tenant’s right to lease the Ground Floor First Offer Space as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment to the Lease adding the Ground Floor First Offer Space to the Premise demised under the Lease, upon the terms and conditions as set forth in the Lease, the Ground Floor First Offer Notice and this Section 8. Tenant shall commence payment of Rent for the Ground Floor First Offer Space, and the term of the Ground Floor First Offer Space (the “Ground. Floor First Offer Term”) shall commence as provided in the Ground Floor Offer Notice, and shall terminate coterminously with the expiration or earlier termination of the Lease, as amended hereby.

8.6          Termination of Right of Ground Floor First Offer. The rights contained in this Section 8 shall be personal to the Original Tenant and any Affiliate assignee of the Original Tenant and may only be exercised by the Original Tenant and/or any Affiliate assignee (and not any other assignee, sublessee or other transferee of Tenant’s interest in the Lease) and only if the Original Tenant and/or Affiliate occupies the entire Premises as of the date of the

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attempted exercise of the right of first offer and as of the scheduled date of delivery of such Ground Floor First Offer Space to Tenant. The right of first offer granted herein shall terminate upon the failure by Tenant to exercise its right of first offer with respect to the Ground Floor First Offer Space so offered by Landlord. Tenant shall not have the right to lease Ground Floor First Offer Space pursuant to the terms of this Section 8 in the event that less than two (2) years remain prior to the Lease Expiration Date. Tenant shall not have the right to lease the Ground Floor First Offer Space as provided in this Section 8, if, as of the date of the attempted exercise of the first offer right by Tenant, or as of the scheduled date of delivery of the Ground Floor First Offer Space to Tenant, Tenant is in default under the Lease, as hereby amended (beyond the applicable notice and cure period set forth in the Lease), or Tenant has previously been in default under the Lease, as hereby amended (beyond the applicable notice and cure period set forth in the Lease) more than twice.

ARTICLE 9Right of First Offer on Additional Space. In addition to the right of first offer set forth in Section 8, above, Landlord hereby grants to Tenant a one-time right to lease between 3,000 to 4,000 rentable square feet of space located in the Building (the “First Offer Space”), the precise location and size of which shall be designated by Landlord as set forth in Section 9.1, below. Such first offer right shall commence on the thirty-seventh (37th) month of the Expansion Term. Such first offer right shall be subordinate to (i) all existing leases (including renewals and extensions) of the First Offer Space, and (ii) all rights existing as of the date hereof of other tenants of the Project to lease the First Offer Space (whether pursuant to rights of first offer, expansion options, must take requirements, or otherwise) (collectively, the “Superior Right Holders”).

9.1          Method of Exercise. If at any time following the thirty-seventh (37th) month of the Expansion Term (but in no event more than twice in any twelve (12) month period) Tenant desires to lease First Offer Space as set forth in this Section 9, then Tenant shall have the right to deliver written notice to Landlord (a “Request Notice”) requesting a “First Offer Notice,” as that term is defined below. Landlord shall, within thirty (30) days after receipt of a Request Notice, deliver to Tenant a notice (the “First Offer Notice”), which First Offer Notice shall describe the “Available Space,” as that term is defined below, if any, which shall include then vacant Available Space, and space that Landlord reasonably believes will become vacant Available Space within the next six (6) months. In the event that there is between 3,000 and 4,000 rentable square feet of “Available Space,” as that term is defined below, then within thirty (30) days after receipt of a Request Notice, Landlord shall deliver written notice to Tenant (the “First Offer Notice”) designating the particular portion of the Building that will comprise the First Offer Space (which will contain between 3,000 and 4,000 rentable square feet of space); provided, however, if the First Offer Space consists of more than one suite, then any such suites shall be contiguous and provided further that Landlord shall use commercially reasonable efforts to ensure that the First Offer Space is contiguous or reasonably close to the Expansion Premises. Landlord shall use commercially reasonable efforts to provide Tenant with First Offer Space, subject to availability, following Tenant’s delivery to Landlord of a

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Request Notice; provided, however, Tenant hereby acknowledges that the terms of this Section 9 shall not be interpreted to impose an affirmative duty on Landlord to provide Tenant with First Offer Space, if such space is not Available Space, or to notify Tenant of the availability of any such space unless Tenant has provided Landlord with a Request Notice as set forth above. In the event that following Landlord’s receipt of any Request Notice Landlord determines that there in no Available Space, then Tenant’s rights under this Section 9 shall not terminate, and Tenant shall continue to have a light of first offer in accordance with the terms of this Section 9. The First Offer Notice shall also state Landlord’s determination of Landlord’s then current good faith estimate of the approximate date of delivery of the First Offer Space (the “Delivery Date”) to Tenant. If Tenant desires to exercise Tenant’s option to lease the First Offer Space, then Tenant shall exercise such option by delivering written notice thereof to Landlord (an “First Offer Exercise Notice”) on or before the date which is thirty (30) days after Tenant’s receipt of the First Offer Notice. For purposes of this Section 9.1, “Available Space” means space which (i) is not part of the Premises, (ii) is not then subject to a lease, (iii) is not then subject to any rights of any tenant to renew their lease or expand their premises as set forth in their lease, and (iv) is not then subject to any rights of possession, renewal, or expansion which are subject to bona fide, good faith negotiations (the “Negotiations”) between Landlord and a prospective tenant or an existing tenant as evidenced by a mutually signed letter of intent or lease proposal or a specifically prepared and tailored lease document, which letter of intent, lease proposal, or lease is not a subterfuge made to frustrate the rights of Tenant hereunder.

9.2          First Offer Space Rent. The “Rent,” as that term is defined in Section 4.1 of the Office Lease, payable by Tenant for the First Offer Space (the “First Offer Rent”) shall be equal to the “then prevailing fair market rent,” as that term is defined in Section 2.2.2 of the Lease (with appropriate modifications thereto to reflect that such then prevailing fair market rent shall be applicable to the First Offer Space as opposed to the Premises), for the First Offer Space.

9.3          Construction of the First Offer Space. Subject to the terms of the First Offer Notice, Tenant shall take the First Offer Space in its “as is” condition, and the construction of improvements in the First Offer Space shall comply with the terms of Article 8 of the Office Lease, as hereby amended.

9.4          Amendment to Lease. If Tenant timely exercises Tenant’s right to lease the First Offer Space as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment adding such First Offer Space to the Premises demised under the Lease, as hereby amended, upon the same terms and conditions as the Premises, except as otherwise set forth in this Section 9. The term of the First Offer shall commence upon the date of delivery of the First Offer Space to Tenant (the “First Offer Space Commencement Date”) and Tenant shall commence the payment of Rent for the First Offer Space as provided in the First Offer Notice (or on such other date as may be agreed upon

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by Landlord and Tenant). The lease term of the First Offer Space shall expire on the Lease Expiration Date, and shall terminate conterminously with the expiration or earlier termination of the Lease, as amended hereby.

9.5          Termination of First Offer Right. The rights contained in this Section 9  shall be personal to the Original Tenant and any Affiliate assignee of the Original Tenant and may only be exercised by the Original Tenant and/or any Affiliate assignee (and not any assignee, sublessee or other transferee of Tenant’s interest in the Lease) and only if the Original Tenant and/or Affiliate occupies more than seventy-five percent (75%) of the rentable square footage of the Premises as of the date of the attempted exercise of the right of first offer and as of the scheduled date of delivery of such First Offer Space to Tenant. The first offer right granted in this Section 9 shall terminate (1) upon the failure by Tenant to timely exercise its first offer right with respect to any First Offer Space as offered by Landlord; (ii) in the event that Tenant leases any additional space from Landlord in the Building, or (iii) in the event that Landlord should receive any Request Notice in the last eighteen (18) months of the Extended Term. Tenant shall not have the right to lease the First Offer Space as provided in this Section 9, if, as of the date of the attempted exercise of the first offer right by Tenant, or as of the scheduled date of delivery of the First Offer Space to Tenant, Tenant is in default under the Lease, as hereby amended (beyond the applicable notice and cure period set forth in the Lease), or Tenant has previously been in default under the Lease, as hereby amended (beyond the applicable notice and cure period set forth in the Lease) more than twice. In addition, the first offer right granted herein shall terminate in the event that Tenant at leases any additional space from Landlord in the Building.

ARTICLE 10Option to Extend. Landlord and Tenant hereby acknowledge and agree that Tenant shall continue to have one (1) option to extend the term of the Lease, as hereby amended, following the Lease Expiration Date, for a period of five (5) years pursuant to the terms of Section 2.2 of the Office Lease; provided, however, effective as of the date of this First Amendment, Section 2.2.3 of the Office Lease shall be deleted in its entirety and replaced with the following:

“Exercise of Option. The option contained in this Section 2.2 shall be exercised by Tenant, if at all, and only by Tenant delivering written notice (“Option Notice”) of its exercise thereof to Landlord not less than ten (10) months not more than twelve (12) months prior to the Lease Expiration Date. In the event that Tenant timely exercises the renewal option, then Landlord shall deliver notice (the “Option Rent Notice”) to Tenant within thirty (30) days following receipt of the Option Notice, setting forth the Option Rent. If Tenant wishes to exercise such option, Tenant shall, within thirty (30) days after Tenant’s receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord; provided, however, that Tenant may, concurrent with such exercise, reject the Option Rent contained in

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the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.2.4, below. In the event that Tenant fails to give notice to Landlord, the Lease, as hereby amended, shall automatically terminate as of the Lease Expiration Date and Tenant shall have no further option to extend the term of the Lease, as hereby amended. Landlord and Tenant shall execute an amendment setting forth the terms and conditions of the Option Term.”

ARTICLE 11General Condition of Building. Tenant acknowledges that, except as otherwise expressly set forth in this First Amendment, neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Existing Premises, the Expansion Premises or the Building or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business.

ARTICLE 12Broker. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment other than Cushman & Wakefield of California and McCarthy Cook & Co., LLC (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent, other than the Brokers. The terms of this Section 12 shall survive the expiration or earlier termination of this First Amendment.

ARTICLE 13Parking. Effective as of the Expansion Commencement Date and continuing throughout the Expansion Term, subject to availability, Tenant shall be entitled to rent up to two (2) additional unreserved parking passes in connection with Tenant’s lease of the Expansion Premises (the “Expansion Parking Passes”). Except as set forth in this Section 13, Tenant shall lease the Expansion Parking Passes in accordance with the provisions of Article 28 of the Office Lease.

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ARTICLE 14Security Deposit. Notwithstanding anything in the Lease to the contrary, but subject to the terms of Section 3, above, the Security Deposit held by Landlord pursuant to the Lease, as amended hereby, shall equal Fifty Thousand Six Hundred Eighty-Eight and 92/100 Dollars ($50,688.92). Landlord and Tenant acknowledge that, in accordance with Article 21 of the Lease, Tenant has previously delivered the sum of Thirty-Four Thousand Twenty-two and 25/100 Dollars ($34,022.25) (the “Existing Security Deposit”) to Landlord as security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease. Prior to Landlord’s delivery of the Expansion the Expansion Commencement Date, Tenant shall deposit with Landlord an amount equal to Sixteen Thousand Six Hundred Sixty-Six and 67/100 Dollars ($16,666.67) to be held by Landlord as a part of the Security Deposit. To the extent that the total amount held by Landlord at any time as security for the Lease, as hereby amended, is less than Fifty Thousand Six Hundred Eighty-Eight and 92/100 Dollars ($50,688.92), Tenant shall pay the difference to Landlord within ten (10) days following Tenant’s receipt of notice thereof from Landlord.

ARTICLE 15Notices. Notwithstanding any contrary provision of the Lease, as hereby amended, as of the date of this First Amendment, any notices to Landlord must be sent, transmitted or delivered, as the case may be, to the following addresses:

c/o RREEF America L.L.C. 655
Commercial Street
San Francisco, CA 94111
Attention: Ms. Patricia A. Ashton,
Vice President-District Manager

and

McCarthy Cook & Co.
185 Berry Street, Suite 140
San Francisco, California 94107
Attention: General Manager

and

Allen Matkins Leek Gamble Mallory & Natsis LLP
1901 Avenue of the Stars
Suite 1800
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

ARTICLE 16Notice of Lease Term Dates. At any time after the date of this First Amendment, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit D, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

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ARTICLE 17No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply with respect to the Expansion Premises and shall remain unmodified and in full force and effect.

[signatures appear on following page]

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IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

“Landlord”:

CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company

By:	CHINA BASIN LANDING, LLC, a Delaware limited liability company, its Manager

	By:	CALSMART L.L.C.,
a Delaware limited liability company, its Member/Manager

		By:	RREEF AMERICA L.L.C.,
a Delaware limited liability company, its Manager

By:
Patricia A. Ashton
Vice President-District Manager

“Tenant”:

BCCI CONSTRUCTION COMPANY, a California corporation

By:

Its:

By:

Its:

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EXHIBIT A-1

CHINA BASIN LANDING

OUTLINE OF EXPANSION PREMISES

This Exhibit A-1 is referenced in Recital B of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

EXHIBIT A-1

1

EXHIBIT A-2

CHINA BASIN LANDING

OUTLINE OF ALTERNATE EXPANSION PREMISES

This Exhibit A-2 is referenced in Section 3 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

EXHIBIT A-2

1

EXHIBIT A-3

CHINA BASIN LANDING

OUTLINE OF EXISTING PREMISES

This Exhibit A-3 is referenced in Section 2 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

EXHIBIT A-3

1

EXHIBIT A-4

CHINA BASIN LANDING

OUTLINE OF ENTIRE PREMISES

This Exhibit A-4 is referenced in Section 4 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

EXHIBIT A-4

1

EXHIBIT A-5

GROUND FLOOR SPACE

This Exhibit A-5 is referenced in Section 8 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

EXHIBIT A-5

1

EXHIBIT A-6

ALTERNATE GROUND FLOOR SPACE

This Exhibit A-6 is referenced in Section 8 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

EXHIBIT A-6

1

END OF EXHIBIT A

EXHIBIT “B”

[Floor Plan of Subleased Premises]

EXHIBIT B

1

EXHIBIT B

CHINA BASIN LANDLORD

TENANT WORK LETTER

This Exhibit B is referenced in Section 4 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Existing Premises and the Expansion Premises which shall be referred to herein, collectively, as the “Premises”, and the Expansion Premises or the Alternate Expansion Premises, as applicable, may sometimes be referred to herein as the “Expansion Premises.” This Tenant Work Letter is essentially organized chronologically and addresses issues relating to the construction of improvements in the Existing Premises and the Expansion Premises, in sequence, as such issues will arise during the actual course of construction. All references in this Tenant Work Letter to Articles or Sections of “this Amendment” shall mean the relevant portion of Sections 1 through 17 of the First Amendment to which this Tenant Work Letter is attached as Exhibit B and of which this Tenant Work Letter forms a part, all references in this Tenant Work Letter to Articles or Sections of “this Lease” shall mean the relevant portions of Articles 1 through 29 of the Lease being amended by this Amendment, and all references in this Tenant Work Letter to Sections of “this Tenant Work Letter” shall mean the relevant portions of Sections 1 through 6 of this Tenant Work Letter.

SECTION 1

DELIVERY OF THE PREMISES AND BASE BUILDING

1.1                               The Premises and Base Building. Tenant is currently in occupancy of the Existing Premises. In the event that Landlord delivers the Expansion Premises (as set forth on Exhibit A-1 attached hereto) to Tenant, Landlord shall deliver such Expansion Premises to Tenant with Landlord’s Work Substantially Complete, and Tenant shall accept the Expansion Premises and Base Building from Landlord in their presently existing, “as-is” condition, In the event that Landlord delivers the Alternate Expansion Premises (as set forth on Exhibit A-1 attached hereto) to Tenant, Landlord shall not be obligated to complete any such Landlord’s Work (which Landlord’s Work is only applicable to the Expansion Premises) and shall deliver the Alternate Expansion Premises to Tenant, and Tenant shall accept the Alternate Expansion Premises and Base Building from Landlord in their presently existing, “as-is” condition. The “Base Building” shall consist of those portions of the Premises which were in existence prior to the construction of the tenant improvements in the Premises for the prior tenant of the Premises. Landlord and Tenant hereby acknowledge that the Expansion Premises is not currently demised from the space adjoining the Expansion Premises and that there is currently a wall separating the Expansion Premises from the Existing Premises. The demising of the Expansion Premises from the space adjoining the Expansion Premises is included within Landlord’s Work. Landlord’s Work is

EXHIBIT B

1

described, generally, in Schedule 1 hereto, and the scope of work will be evidenced by final drawings consistent with the scope of work shown on Schedule 1.

1.2                               Landlord’s Covenant With Respect to the Building and the Premises. Landlord shall, at Landlord sole cost and expense, to the extent necessary in order for Tenant to obtain a certificate of occupancy or its legal equivalent for the Expansion Premises for general office use, complete any modifications or alteration to the Building required by applicable building codes and other governmental laws, ordinances and regulations which were enacted prior to the Commencement Date, including, without limitation, any handicap access codes which were created in order to implement the Americans With Disabilities Act (the “ADA”; as the ADA is in effect as of the date of this Lease) triggered by Landlord’s Work.

SECTION 2

TENANT IMPROVEMENTS

2.1                               Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the “Tenant Improvement Allowance”) in an amount equal to $15.00 for each of the rentable square feet of the Existing Premises and $45.00 for each rentable square feet of the Expansion Premises, for the costs relating to the initial design and construction of Tenant’s improvements, which are permanently affixed to the Premises (the “Tenant Improvements”). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. No portion of the Tenant Improvement Allowance, if any, remaining after the construction of the Tenant Improvements shall be available for use by Tenant.

2.2                               Disbursement of the Tenant Improvement Allowance.

2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the “Tenant Improvement Allowance Items”):

2.2.1.1 Payment of the fees of the “Architect” and the “Engineers,” as those terms are defined in Section 3.1 of this Tenant Work Letter, payment of the reasonable fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of the “Construction Drawings,” as that term is defined in Section 3.1 of this Tenant Work Letter;

2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors’ fees and general conditions;

2.2.1.4 The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that

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such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the “Code”);

2.2.1.6 Sales and use taxes and Title 24 fees; and

2.2.1.7 All other reasonable costs to be reasonably expended by Landlord in connection with the construction of the Tenant Improvements.

2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

2.2.2.1 Monthly Disbursements. On or before the day of each calendar month, as reasonably determined by Landlord and Tenant, during the construction of the Tenant Improvements, Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a commercially reasonable form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of “Tenant’s Agents,” as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises; (iii) executed mechanic’s lien releases from all of Tenant’s Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord in writing. Tenant’s request for payment shall be deemed Tenant’s acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant’s payment request. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, Jess a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the “Approved Working Drawings,” as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.

2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable jointly to Tenant, as Contractor, as set forth below, shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air

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conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant’s use of such other tenant’s leased premises in the Building and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord’s property under the terms of this Lease.

2.3                               Quality of Tenant Improvements. Tenant hereby agrees that the quality of the Tenant Improvements shall be (i) a logical extension of and in harmony with the tenant improvements currently existing in the Existing Premises; and (ii) equal to or of greater quality than the quality of the tenant improvements currently existing in the Existing Premises.

SECTION 3

CONSTRUCTION DRAWINGS

3.1                               Selection of Architect/Construction Drawings. Tenant shall retain an architect/space planner designated by Tenant and reasonably approved by Landlord (the “Architect”) to prepare the “Construction Drawings,” as that term is defined in this Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of Landlord’s Work. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” All Construction Drawings shall comply with the reasonable drawing format and specifications determined by Landlord, and shall be subject to Landlord’s approval, which approval shall not be unreasonably conditioned or withheld unless a “Design Problem,” as that term is defined in Section 3.3, below, exists, in which event, Landlord’s approval shall be in Landlord’s sole discretion. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

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3.2                               Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the “Final Space Plan”) shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. In the event Landlord disapproves of the Final Space Plan, Landlord shall return the Final Space Plan to Tenant with detailed requested revisions. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

3.3                               Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the “Final Working Drawings” (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Working Drawings”) and shall submit the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, unless a Design Problem, exists, in which event Landlord’s approval shall be in its sole discretion. A “Design Problem” shall mean a condition which will (i) have an effect on the structural integrity of the Building; (ii) not be in compliance with Code; (iii) have an adverse effect on the systems and equipment of the Building; (iv) have an effect on the exterior appearance of the Building; and/or (v) unreasonably interfere with the normal and customary business operations of other tenants or occupants of the Building or Project. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

3.4                               Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to. enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

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SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1                               Tenant’s Selection of Contractors.

4.1.1 The Contractor. Tenant represents and warrants that it is a contractor licensed in the State of California. Tenant shall act as the general contractor (the “Contractor”) to construct the Tenant Improvements.

4.1.2 Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as “Tenant’s Agents”) must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant’s proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord’s written approval.

4.2                               Construction of Tenant Improvements by Tenant’s Agents.

4.2.1 Construction Contract: Cost Budget. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.7, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant, which costs form a basis for the amount of the Contract (the “Final Costs”). If the Final Costs equal an amount greater than the amount of the Tenant Improvement Allowance (after deducting from the Tenant Improvement Allowance any amounts expended in connection with the preparation of the Construction Drawings, and the cost of all other Tenant Improvement Allowance Items incurred prior to the commencement of construction of the Improvements) (the “Over-Allowance Amount”), then Tenant shall pay a percentage of each amount otherwise disbursed under this Tenant Work Letter, which percentage shall be equal to the Over-Allowance Amount divided by the amount of the Final Costs, and such payment by Tenant shall be a condition to Landlord’s obligation to pay any amounts of Tenant Improvement Allowance. In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Tenant in accordance with this Section 4.2.1, as an addition to the Over-Allowance Amount.

4.2.2 Tenant’s Agents.

4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant’s Agents shall submit schedules of all work relating to the Tenant’s Improvements to Tenant and Tenant shall, within five (5) business days of receipt thereof, inform Tenant’s Agents of any changes which are necessary thereto, and Tenant’s Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide

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by all rules made by Landlord’s Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

4.2.2.2 Indemnity. Tenant’s indemnity of Landlord as set forth in this Lease, as hereby amended, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non¬payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in this Lease, as hereby amended, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

4.2.2.3 Requirements of Tenant’s Agents. Each of Tenant’s Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant’s Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4.2.2.4 Insurance Requirements.

4.2.2.4.1                                             General Coverages. All of Tenant’s Agents shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in this Lease, as hereby amended.

4.2.2.4.2                                             Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to this Lease, as hereby amended, immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Agents shall carry excess

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liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in this Lease, as hereby amended.

4.2.2.4.3                                                 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant’s Agents. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications.

4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant’s use of such other tenant’s leased premises, Landlord may, take such action as Landlord deems

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necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord’s satisfaction.

4.2.5 Meetings. Commencing upon the execution of this Amendment, Landlord and Tenant shall hold meetings, on an as-needed basis, regarding the progress of the preparation of the Construction Documents and the Construction of the Tenant Improvements.

4.3                               Notice of Completion: Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, as hereby amended, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

SECTION 5

LEASE COMMENCEMENT DATE DELAYS

5.1                               Lease Commencement Date Delays. The Expansion Commencement Date shall occur as provided in Section 4 of the Amendment, provided that the Expansion Commencement Date shall be delayed by the number of days of delay of the “substantial completion of the Tenant Improvements,” as that term is defined below in this Section 5, in the Premises which is caused solely by a “Commencement Date Delay.” As used herein, the term “Commencement Date Delay” shall mean only a “Force Majeure Delay” or a “Landlord Caused Delay,” as those terms are defined below in this Section 5.1. As used herein, the term “Force Majeure Delay” shall mean only an actual delay resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lockouts (which objectively preclude Tenant from obtaining from any reasonable source of union labor or substitute materials at a reasonable cost necessary for completing the Tenant Improvements), or governmental acts (which do not specifically relate to the construction of the Tenant Improvements and which objectively preclude construction of tenant improvements in the Building by any person). Notwithstanding anything to the contrary contained herein, a Force Majeure Delay shall not include any of the foregoing delays to the extent caused by the negligence or willful misconduct of Tenant, its contractors or agents. As used in this Tenant Work Letter, a “Landlord Caused Delay” shall mean only an actual delay

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resulting from the failure of Landlord to timely approve or disapprove the Construction Drawings, the Final Space Plan and/or the Approved Working Drawing, and such failure results in an actual delay of the completion of the Tenant Improvements.

5.2                               Determination of Commencement Date Delay. If Tenant contends that a Commencement Date Delay has occurred, Tenant shall notify Landlord in writing within two (2) business days of each of (i) the date upon which such Commencement Date Delay becomes lcnown to Tenant, Architect, or Contractor and (ii) the date upon which such Commencement Date Delay ends (the “Termination Date”). Tenant’s failure to deliver either or both of such notices to Landlord within the required time period shall be deemed to be a waiver by Tenant of the contended Commencement Date Delay to which such notices would have related. If such actions, inaction or circumstances described in the notice set forth in clause (i), above (the “Delay Notice”) are not cured by Landlord within two (2) business day of receipt of the Delay Notice and if such actions, inaction or circumstances otherwise qualify as a Commencement Date Delay, then a Commencement Date Delay shall be deemed to have occurred commencing as of the date of Landlord’s receipt of the Delay Notice and ending as of the Termination Date.

5.3                               Definition of Substantial Completion of the Tenant Improvements. For purposes of this Section 5, “substantial completion of the Tenant Improvements” shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the “Approved Working Drawings,” with the exception of any punch list items, any furniture, fixtures, work-stations, built-in furniture or equipment (even if the same requires installation or electrification by Tenant’s Agents), and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the anticipated date of the Lease Commencement Date).

SECTION 6

MISCELLANEOUS

6.1                               Tenant’s Representative. Tenant has designated Ms. Wendy Petersen as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.2                               Landlord’s Representative. Landlord has designated the general manager of the Project as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

6.3                               Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

6.4                               Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, as hereby amended, if an event of default as described in the Lease, as hereby amended, or this Tenant Work Letter has occurred at any time on or before the Substantial

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Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, as hereby amended, Landlord shall have the right to withhold payment of all or any portion of the. Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease, as hereby amended (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

6.5                               Removal of Tenant Improvements. At such time as Landlord approves the Tenant Improvements pursuant to the terms of this Tenant Work Letter, Landlord shall provide written notice to Tenant designating those portions of the Tenant Improvements that are not general office improvements and which will be required to be removed, in accordance with the terms of the Lease, prior to the expiration or earlier termination of the Lease, as hereby amended. If and to the extent Landlord fails to specify that any Tenant Improvements are to be removed upon the expiration or earlier termination of this Lease, as hereby amended, Tenant shall have no obligation to remove such Tenant Improvements.

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SCHEDULE 1 TO EXHIBIT B

LANDLORD WORK

Landlord shall deliver the Premises to Tenant with the following Landlord Work (which Landlord Work is set forth more particularly on the diagram set forth hereto as Schedule 2) substantially completed:

1.             Construct new demising walls (which walls shall include, without limitation,

related Building-standard doors and hardware) for the exterior of the Expansion Premises.

2.             Demolish and remove the currently existing floor tile in that portion of the contemplated Expansion Premises which is currently located in a portion of the existing lobby of the Building.

3.             Demolish and remove the currently existing drop ceiling in that portion of the contemplated Expansion Premises which is currently located in a portion of the existing lobby of the Building.

All such Landlord Work shall be completed to the condition reasonably determined by Landlord. Tenant shall make no changes or modifications to the Landlord Work without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion.

SCHEDULE 1 TO

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EXHIBIT C

CHINA BASIN LANDING

NOTICE OF LEASE TERM DATES

This Exhibit C is referenced in Section 5 of that certain FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is made and entered into as of the 26th day of April, 2007, by and between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”).

To:                             BCCI Construction Company
185 Berry Street
Suite 1200
San Francisco, California 94107
Attention: Mr. Mike Scribner

Re:                             Office Lease dated April 3, 2002, as amended by that certain First Amendment to
Office Lease dated April 26, 2007 (the “First Amendment”), between CHINA BASIN/SAN FRANCISCO, LLC, a Delaware limited liability company (“Landlord”), and BCCI CONSTRUCTION COMPANY, a California corporation (“Tenant”) concerning 15,121 rentable square feet of space (the “Existing Premises”) and 5,031 rentable square feet of space (the “Expansion Premises”) on the ground floor of the office building located at 185 Berry Street, San Francisco, California.

Gentlemen:

In accordance with the Office Lease (the “Lease”), we wish to advise you and/or confirm as follows:

1.                                      The Lease Term shall commence on or has commenced on      for a term of                                          ending on                                         .

2.                                      Rent commenced to accrue on                                         , in the amount of                                         .

3.                                      If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4.                                      Your rent checks should be made payable to                                          at                                         .

5.                                      The exact number of rentable/usable square feet within the Premises is                                          square feet.

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1

6.                                      Tenant’s Share as adjusted based upon the exact number of usable square feet within the Premises is                                         %.

This Commencement Letter shall be deemed accepted by Tenant if not executed and returned to Landlord by Tenant within thirty (30) days following the date that Landlord delivers this Commencement Letter to Tenant for execution.

“Landlord”:

a

By:
Its:

Agreed to and Accepted
as of ,20 .

“Tenant”:

a

By:
Its:

2

EXHIBIT “C”

Furniture, Fixtures And Equipment

ATTACHED

1

BCCl/Napo Sublease Furniture Inventory 12.23.09

Workstation/Office A 1 desk (wood)

1 black task chair

2 wooden file pedestals (1 two drawer, 1 three drawer)

2 wooden book cases (two shelves each)

1 overhead shelf

1 tack board

1 large round wooden table

4 guest chairs (matching wood)

1 trash can

1 recycle bin

Workstation/Office B 1 desk (wood)

1 black task chair

2 wooden file pedestals (1 two drawer, 1 three drawer) 1 wooden file cabinet (three drawer)

1 overhead shelf

1 tack board

1 small round wooden table

2 guest chairs (matching wood) 1 trash can

1 recycle bin

Workstation/Office C 1 desk (wood)

1 black task chair

2 wooden file pedestals (1 two drawer, 1 three drawer)

1 wooden book case (two shelves)

1 overhead shelf

1 tack board

1 large round wooden table (on wheels)

1 small round wooden table

2 guest chairs (red fabric) 1 trash can

1 recycle bin

1 large potted plant/tree

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Workstation/Office D

1 desk (wood)

1 black task chair

2 wooden file pedestals (1 two drawer, 1 three drawer)

2 metal file cabinets (two drawers each), with wooden top

1 overhead shelf

1 tack board

1 small round wooden table

2 guest chairs (matching wood) 1 trash can

1 recycle bin

Workstation/Office E

2 tables (plastic laminate (p-lam))

1 black task chair

2 p-lam file pedestals (1 two drawer, 1 three drawer)

1 overhead shelf

1 tack board

1 guest chair (red fabric)

1 trash can

1 recycle bin

Workstation/Cubicle F

1 desk (p-lam)

1 black task chair

3 metal file pedestals (1 two drawer, 2 three drawer)

1 overhead shelf compartment

1 guest chair (red fabric)

1 trash can

1 recycle bin

Workstation/Cubicle G

1 desk (p-lam)

1 black task chair

2 metal file pedestals (1 two drawer, 1 three drawer)

1 overhead shelf compartment

1 guest chair (red fabric)

1 trash can

1 recycle bin

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Workstation/Cubicle H

1 desk (p-lam)

1 black task chair

2 metal file pedestals (1 two drawer, 1 three drawer)

1 overhead shelf compartment

1 guest chair (red fabric)

1 trash can

1 recycle bin

Workstation/Cubicle I

1 desk (p-lam)

1 black task chair

2 metal file pedestals (1 two drawer, 1 three drawer)

1 overhead shelf compartment

1 guest chair (red fabric)

1 trash can

1 recycle bin

1 foot rest

Workstation/Cubicle J

1 desk (p-lam)

1 black task chair

2 metal file pedestals (1 two drawer, 1 three drawer)

1 overhead shelf compartment

1 guest chair (red fabric)

1 trash can

1 recycle bin

Copy/Storage Room

1 overhead shelf

1 tack board

1 trash can

1 recycle bin

Conference Room

1 wooden conference table

6 black Aeron chairs

2 black task chairs

1 whiteboard 1 trash can 1 recycle bin

Filing Area

8 metal file cabinets (3 drawers each)

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FIRST AMENDMENT TO SUBLEASE AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE (“Amendment”), dated as of October       , 2011, and with an effective date retroactive to 12:00 a.m. on July 1, 2011 (the “Effective Date”), is entered into by and between BCCI CONSTRUCTION COMPANY, a California corporation (“Sublandlord”), and NAPO PHARMACEUTICALS, INC., a Delaware corporation (“Subtenant”).

BACKGROUND

A.                                    Sublandlord leases certain premises from China Basin/San Francisco, LLC, a Delaware limited liability company (“Landlord”), located at 185 Berry Street, San Francisco, California (the “Building”), pursuant to an Office Lease dated April 3, 2002, as amended by that certain First Amendment to Office Lease dated April 27, 2007 (collectively, the “Prime Lease”; and the premises demised thereunder to Sublandlord, as “Tenant,” being referred to herein as the “Leased Premises”).

B.                                    Subtenant leases from Sublandlord a portion of the Leased Premises of approximately 3,125 rentable square feet (the “Subleased Premises”) on the terms and conditions of that certain Sublease Agreement dated December 15, 2009 (the “Sublease”).

C.                                    Sublandlord and Subtenant acknowledge that the Sublease Term expired on June 30, 2011, and that from and after said date, with the consent of Sublandlord, Subtenant has continued in possession month-to-month of the Subleased Premises, on all of the terms and conditions of the Sublease

D.                                    Sublandlord and Subtenant desire to modify the Sublease in certain respects to provide for the extension of the Sublease Term.

TERMS

NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual covenants, promises, conditions and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      Definitions.  Capitalized terms used in this Amendment and not otherwise defined herein or in the Sublease shall have the same meaning ascribed to them in the Prime Lease.

2.                                      Extension of Sublease Term.

(a)                                 Sublandlord and Subtenant, by executing this Amendment, agree to continue the Sublease in effect retroactive to the Effective Date, for an agreed upon, fixed term provided In this Amendment, on all of the terms and conditions of the Sublease, except as amended by this Amendment, and disclaim any intention to effect a novation.

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(b)                                 The Sublease Term, unless terminated earlier pursuant to the terms of the Sublease, is hereby extended through, and shall automatically terminate without the necessity of notice from either party on, December 31, 2012.

3.                                      Rent.  Effective as of July 1, 2011 (the “Adjustment Date”), Subtenant shall pay to Sublandlord as base rent for the Subleased Premises as follows (and all references in the Sublease to “Sublease Base Rent” are hereby deemed amended by the following):

Period of Sublease Term	Monthly Base Rent Amount
Adjustment Date through June 30, 2012	$5,355.73
July 1, 2012 through December 31, 2012	$5,504.08

By its execution hereof, Sublandlord acknowledges receipt of all Sublease Base Rent payments from Subtenant in accordance with the Sublease (as amended by this Amendment) through the payment due on October 1, 2011.

4.                                      Full Force and Effect.  Except as amended hereby, the Sublease remains unmodified and in full force and effect.  From and after the Effective Date, all references in the Sublease to the Sublease shall be to the Sublease as amended hereby.

5.                                      Landlord’s Approval.  By its execution hereof, Landlord hereby consents to the extension of the Sublease Term as provided in this Amendment, on the same terms and conditions of that certain Consent to Sublease Agreement by and among Landlord, Sublandlord and Subtenant dated December 15, 2009 (the “Consent”), which terms are incorporated herein by reference.  By their execution hereof, each of Sublandlord and Subtenant hereby agree to be bound by all of the terms and conditions of the Consent, as incorporated herein.

[Execution Page Follows.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SUBLANDLORD:

BCCI CONSTRUCTION COMPANY, INC.

	By:	/s/ Michael Scribner
	Name:	Michael Scribner
	Title:	President & CEO

SUBTENANT:

NAPO PHARMACEUTICALS, INC.

	By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	CEO

LANDLORD:

CHINA BASIN/SAN FRANCISCO, LLC,
a Delaware limited liability company

By:	CHINA BASIN LANDING, LLC,
a Delaware limited liability company,
its Manager

By:	CALSMART L.L.C.,
a Delaware limited liability company,
its Member/Manager

By:	RREEF AMERICA, L.L.C.,
a Delaware limited liability company,
its Manager

By:
Name:
Title:

Date: October , 2011

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SECOND AMENDMENT TO SUBLEASE AGREEMENT

THIS SECOND AMENDMENT TO SUBLEASE (this “Amendment”), dated as of September 18, 2012, is entered into by and between BCCI CONSTRUCTION COMPANY, a California corporation (“Sublandlord”), and NAPO PHARMACEUTICALS, INC., a Delaware corporation (“Subtenant”).  Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Sublease (As that term is hereinafter defined).

BACKGROUND

A.                                    Sublandlord leases certain premises from China Basin/San Francisco, LLC, a Delaware limited liability company (“Landlord”), located at 185 Berry Street, San Francisco, California (the “Building”), pursuant to an Office Lease dated April 3, 2002, as amended by that certain First Amendment to Office Lease dated April 27, 2007 (collectively, the “Prime Lease”); and the premises demised thereunder to Sublandlord, as “Tenant,” being referred to herein as the “Leased Premises”).

B.                                    Subtenant leases from Sublandlord a portion of the Leased Premises comprising approximately 3,125 rentable square feet (the “Subleased Premises”) on the terms and conditions of that certain Sublease Agreement dated December 15, 2009 (the “Original Sublease”), as amended by that certain First Amendment to Sublease Agreement dated as of November 15, 2011 (the “First Amendment to Sublease”) (the Original Sublease, as amended by the First Amendment to Sublease being referred to herein as the, the “Sublease”).

C.                                    The current expiration of the Sublease Term is December 31, 2012.

D.                                    Sublandlord and Subtenant desire to modify the Sublease to provide for, among other things, an extension of the term of the Sublease to June 30, 2015, and in other respects, all as set forth in this Amendment.

TERMS

NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual covenants, promises, conditions and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      Extension of Sublease Term.

(a)                                 The Sublease is hereby amended to provide that the Sublease Term is extended through June 30, 2015, and shall automatically terminate without the necessity of notice from either party at 11:59 p.m. on, June 30, 2015 (the “Expiration Date”).

(b)                                 Subtenant acknowledges and agrees that:  (i) it currently occupies the Subleased Premises and that the same are in good condition and repair, and Subtenant waives any and all defects, latent or otherwise, therein, and (ii) Sublandlord has no obligation to repair

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or improve the Subleased Premises or any portion thereof as a condition to the extension of the term of the Sublease.

2.                                      Rent.  Effective as of January 1, 2013 (the “Adjustment Date”), Subtenant shall pay to Sublandlord as base rent for the Subleased Premises the following amounts (and all references in the Sublease to “Sublease Base Rent” are hereby deemed amended by the following):

Period of Sublease Term	Monthly Base Rent Amount
Adjustment Date through June 30, 2013	$9,635.42
July 1, 2013 through June 30, 2014	$9,895.83
July 1, 2014 through June 30, 2015	$10,156.25

3.                                      Sublease Additional Rent.  Effective as of the Adjustment Date, Subtenant’s obligation to pay Sublease Additional Rent under the Sublease is amended to provide for a fixed monthly payment of $71.00 per month, without reference to a Base Year and notwithstanding any adjustments (increases or decreases) in Direct Expenses payable by Sublandlord, as Tenant, under the Prime Lease.  Nothing here shall affect Subtenant’s obligation to pay any and all additional charges payable as additional Rent under the Prime Lease (and incorporated into the terms of the Sublease as the obligation of Subtenant with respect to the use and occupancy of the Subleased Premises).

4.                                      Payment by the Subtenant to Sublandlord for Fixtures, Furniture, and Equipment Expenses.

(a)                                 Notwithstanding anything to the contrary in the Sublease, including, without limitation, Paragraph 9(b) thereof, Subtenant hereby purchases from Sublandlord, and Sublandlord hereby transfers, bargains and sells to Subtenant, the FF&E in consideration of the amount of $39,971.11 (the “FF&E Purchase Price”), and Sublessee agrees to pay such amount in monthly installments over the Sublease Term, commencing on the Adjustment Date, in equal monthly installments of $1,332.37, per month, payable each month together with the payment to Sublandlord of Base Rent; provided, however, in the event of any termination of this Sublease for any reason, other than due to a default by Sublandlord, the full remainder of the unpaid FF&E Purchase Price shall be immediately due and payable.  The FF&E is hereby sold, transferred and conveyed by Sublandlord to Subtenant in “AS IS WHERE IS” condition, without any representation or warranty of any kind, including, without any warranty of merchantability or fitness for a particular purpose.

(b)                                 By their execution hereof, each of Sublandlord, Subtenant and Landlord hereby acknowledge that the FF&E Purchase Price is the fair market value of the FF&E or less.

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(c)                                  Paragraph 9(b) of the Sublease is amended to provide that the FF&E shall be deemed property of Subtenant and shall be removed from the Subleased Premises by Subtenant at its sole cost and expense upon the expiration or earlier termination of the Sublease Term.

5.                                      Removal of Alterations.  By its execution hereof, Landlord acknowledges that it has consented to all Alterations in the Subleased Premises and that Tenant is not obligated to remove any such Alterations at or prior to the expiration or earlier termination of the Prime Lease.

6.                                      Sublandlord and Subtenant Representations.

(a)                                 Sublandlord represents and warrants to Subtenant, as of the date of this Amendment, that:  (i) Sublandlord has not amended or modified the Prime Lease and there are no other understandings or agreements between Sublandlord and Landlord with respect to the subject matter of the Prime Lease; and (ii) there are no monetary defaults under the Prime Lease by Sublandlord and there are no uncured non-monetary defaults under the Prime Lease of which Sublandlord has received written notice from Landlord.

(b)                                 Subtenant represents and warrants to Sublandlord, as of the date of this Amendment, that (i) it has not made any assignment, sublease, transfer, conveyance or other disposition of the Sublease, or any interest therein, and that no party other than Subtenant has any right to occupy the Subleased Premises, and (ii) to the knowledge of Subtenant, there are no defaults of Sublandlord under the Sublease nor any existing conditions which upon the giving of notice or lapse of time, or both, would constitute a default of Sublandlord under the Sublease.

(c)                                  Each of Sublandlord and Subtenant represents and warrants to the other that it has the full right, power and authority to enter into this Amendment and to perform all of its obligations under the Sublease as amended hereby.  Each person executing this Amendment on behalf of Subtenant and Sublandlord represents that it has the authority to execute and bind the party on behalf of whom said person is executing this Amendment.

7.                                      Landlord’s Approval.  By its execution hereof, Landlord hereby consents to the terms of this Amendment and the extension of the Sublease Term as provided herein, on the same terms and conditions of that certain Consent to Sublease Agreement by and among Landlord, Sublandlord and Subtenant dated December 15, 2009 (the “Prime Consent”), which terms are incorporated herein by reference.  By their execution hereof, each of Sublandlord and Subtenant hereby agree to be bound by all of the terms and conditions of the Prime Consent, as incorporated herein.

8.                                      Entire Agreement and Incorporation.

(a)                                 This Amendment contains the entire agreement of Sublandlord and Subtenant with respect to the subject matter hereof.  It is agreed that there are no oral agreements between Sublandlord and Subtenant affecting the Sublease, as hereby amended, and this Amendment supersedes and cancels any and all previous negotiations, representations, agreements and understandings, if any, between Landlord, Sublandlord, and Subtenant and their

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respective agents with respect to the subject matter hereof, and none shall be used to interpret or construe the Sublease as amended hereby.

(b)                                 Except as expressly amended hereby, the Sublease remains unmodified and in full force and effect.  From and after the date hereof, all references in the Sublease to “this Sublease” shall be to the Sublease as amended hereby.

9.                                      Counterparts.  This Amendment may be executed in multiple counterparts, and by each party on separate counterparts, each of which shall be deemed to be an original but all of which shall together constitute one agreement.  Delivery by any party of an electronic or facsimile copy of such party’s original, wet-ink signature shall be fully effective as if such original, wet-ink signature had been delivered.

[Execution Page Follows.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SUBLANDLORD:

BCCI CONSTRUCTION COMPANY, INC.

	By:	/s/ Michael Scribner
	Name:	Michael Scribner
	Title:	President & CEO

SUBTENANT:

NAPO PHARMACEUTICALS, INC.

	By:	/s/ Charles O. Thompson
	Name:	Charles O. Thompson
	Title:	CFO

LANDLORD:

CHINA BASIN/SAN FRANCISCO, LLC,
a Delaware limited liability company

By:	CHINA BASIN LANDING, LLC,
a Delaware limited liability company,
its Manager

By:	CALSMART L.L.C.,
a Delaware limited liability company,
its Member/Manager

By:	RREEF AMERICA, L.L.C.,
a Delaware limited liability company,
its Manager

By:
Name:
Title:

Date: September , 2012

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